As filed with the Securities and Exchange Commission on February 10, 1997
                                             Reg. Nos. 33-66712, 811-7932

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM N-1A

                                REGISTRATION STATEMENT
                           UNDER THE SECURITIES ACT OF 1933          [X]
                            Post-Effective Amendment No. 13          [X]
                                          and
                                REGISTRATION STATEMENT
                       UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                    Amendment No. 15                 [X]

                         LINDNER GOVERNMENT MONEY MARKET FUND
                                      a series of
                                  LINDNER INVESTMENTS
                  (Exact Name of Registrant as Specified in Charter)

                              7711 Carondelet, Suite 700
                              St. Louis, Missouri  63105
                        (Address of Principal Executive Office)

                                    (314) 727-5305
                 (Registrant's Telephone Number, Including Area Code)

                               Eric E. Ryback, President
                             Ryback Management Corporation
                              7711 Carondelet, Suite 700
                              St. Louis, Missouri  63105
                        (Name and Address of Agent for Service)

                                       Copy to:
                                  Paul R. Rentenbach
                                  Dykema Gossett PLLC
                                400 Renaissance Center
                                Detroit, Michigan 48243

It is proposed that this filing will become effective (check appropriate box):
[ ]  60 days after filing pursuant to Rule 485(a)(1), or
[ ]  On               , 199  , pursuant to Rule 485(a)(1), or
[ ]  75 days after filing pursuant to Rule 485(a)(2), or
[ ]  On July 6, 1996 , pursuant to Rule 485(a)(2), or
[X]  Immediately upon filing pursuant to Rule 485(b), or
[ ]  On               , 199  , pursuant to Rule 485(b).

The Registrant has previously registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed its Rule 24f-2 Notice for the fiscal year ended June 30, 1996, on August 27, 1996.

                                 Cross Reference Sheet
                                Pursuant to Rule 481(a)

Form N-1A Part A                                   Location in Prospectus
Item 1.  Cover Page................................Cover Page
Item 2.  Synopsis..................................Annual Fund Operating Expenses
Item 3.  Condensed Financial Information...........Financial Highlights
Item 4.  General Description of Registrant.........Lindner Investments; Investment Objectives and
                                                   Policies
Item 5.  Management of the Fund....................Management of the Trust
Item 5a. Management's Discussion of Fund
           Performance.............................Not applicable

Item 6.  Capital Stock and Other Securities........Purchase of Shares; Withholding Certification;
                                                   Dividends and Distributions; Taxes; Redemption of Shares;
                                                   Other Information
Item 7.  Purchase of Securities Being Offered......Purchase of Shares; Determination of Net Asset
                                                   Value and Use of Amortized Cost Method of Valuation;
                                                   Individual Retirement Accounts; Exchanging an Investment
                                                   in the Fund to Another Series of Lindner Investments
Item 8.  Redemption or Repurchase..................Redemption of Shares
Item 9.  Pending Legal Proceedings.................Not applicable

                                                   Location in Statement of
Form N-1A Part B Item                              Additional Information
Item 10.  Cover Page...............................Cover Page
Item 11.  Table of Contents........................Table of Contents
Item 12.  General Information and History..........Introduction
Item 13.  Investment Objectives and Policies.......Investment Objectives and Policies
Item 14.  Management of the Fund...................Management of the Trust
Item 15.  Control Persons and Principal
            Holders of Securities..................Control Persons and Principal Holders of Securities
Item 16.  Investment Advisory and Other Services...Investment Advisory and Other Services
Item 17.  Brokerage Allocation and Other Practices.Brokerage Allocation
Item 18.  Capital Stock and Other Securities.......Not Applicable
Item 19.  Purchase, Redemption and Pricing
            of Securities Being Offered............Purchase of Shares; Determination of Net Asset Value
                                                   and Use of Amortized Cost Method of Valuation;
                                                   Individual Retirement Accounts; Exchanging an Investment
                                                   in the Fund to Another Series of Lindner Investments
Item 20.  Tax Status...............................Not Applicable
Item 21.  Underwriters.............................Not Applicable
Item 22.  Calculation of Performance Data..........Not Applicable
Item 23.  Financial Statements.....................Financial Statements

Form N-1A Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part
C to this Post-Effective Amendment to the Registration Statement.

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT LINDNER INVESTMENTS AND THE LINDNER GOVERNMENT MONEY MARKET FUND, WHICH A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. IT IS IMPORTANT THAT YOU READ IT CAREFULLY BEFORE YOU DECIDE TO INVEST. THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

A STATEMENT OF ADDITIONAL INFORMATION ABOUT LINDNER GOVERNMENT MONEY MARKET FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE, UPON REQUEST TO THE ADDRESS OR TELEPHONE NUMBER LISTED BELOW.



                         LINDNER GOVERNMENT MONEY MARKET FUND
                                      a series of
                                  Lindner Investments
                        7711 Carondelet Avenue, P.O. Box 11208
                               St. Louis, Missouri 63105
                                    (800) 995-7777


Lindner Government Money Market Fund (the "Fund") is a separate series of Lindner Investments. The Fund seeks to achieve a high level of current income consistent with the preservation of capital and liquidity by investing in a portfolio of high-quality, short-term "Government Money Market" instruments. The Fund invests in short-term securities issued or guaranteed by the United States Government, its agencies and instrumentalities and in repurchase agreements relating to such types of securities. The Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured. Lindner Investments offers additional series in order to meet a range of investment needs, which represent separate investment portfolios, each with its own investment policies and objectives.

SHARES OF THE LINDNER GOVERNMENT MONEY MARKET FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, STAR BANK, N.A., NOR ARE THEY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE LINDNER GOVERNMENT MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY SPONSORED BY THE U.S. GOVERNMENT OR ANY STATE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PROSPECTUS DATED FEBRUARY 10, 1996

                                   TABLE OF CONTENTS


ANNUAL FUND OPERATING EXPENSES                                 1

FINANCIAL HIGHLIGHTS                                           2

LINDNER INVESTMENTS                                            2

INVESTMENT OBJECTIVE AND POLICIES                              4

WITHHOLDING CERTIFICATION                                      6

PURCHASE OF SHARES                                             6

REDEMPTION OF SHARES                                           8

EXCHANGING AN INVESTMENT FROM THE FUNDTO ANOTHER
 SERIES OF LINDNER INVESTMENTS                                11

INDIVIDUAL RETIREMENT ACCOUNTS                                12

DETERMINATION OF NET ASSET VALUE ANDUSE OF
 AMORTIZED COST METHOD OF VALUATION                           12

DIVIDENDS AND DISTRIBUTIONS                                   13

TAXES                                                         13

MANAGEMENT OF THE TRUST                                       14

EFFECT OF BANKING LAWS                                        16

PERFORMANCE AND YIELD INFORMATION                             16

CERTAIN OTHER MATTERS                                         17

COUNSEL                                                       18

                            ANNUAL FUND OPERATING EXPENSES
                        (as a percentage of average net assets)

                  Management fee                          0.15%
                  12b-1 distribution fee                  NONE
                  Other expenses, after fee waiver (1)    0.35%
                                                          ----
                      Total                               0.50%
_____________
(1) Represents all other expenses of the Fund, including fees paid to Star Bank, N.A., as the Custodian and to Ryback Management Corporation ("Ryback") as transfer and dividend disbursing agent, and for administrative services under the Administrative Services Agreement with Ryback. During the initial start-up period for the Fund, and until the Fund can achieve its goals in terms of achieving a desired minimum total asset size, Ryback has voluntarily agreed to waive its administrative service fee to the extent necessary to cause the Fund's annual Total Operating Expenses to be not more than 0.50% of the Fund's average net assets during the year. Assuming average net assets of $50 million for the first year of the Fund's operations, without this fee waiver Other Expenses are estimated to be 0.40% of average net assets and Total Operating Expenses are estimated to be 0.55% of average net assets. Ryback can terminate this fee waiver at any time, in its sole discretion.

As an example, assuming an investor maintains an average of $1,000 invested in the Fund, based on the estimates shown, if all dividends on an initial $1,000 investment are reinvested, and assuming a 5% annual return, the investor's total indirect share of expenses paid by the Fund would be as follows:

               One year . . . . . . . . . $ 5.00
               Three years. . . . . . .   $16.00
               Five years . . . . . . . . $28.00
               Ten years. . . . . . . . . $63.00

The above table is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The percentages shown above expressing Other Expenses are estimates based on amounts incurred by other similar funds for which the Adviser has obtained recent information from publicly-available sources. The example should not be considered a representation of the past or future performance or expenses of the Fund. Actual expenses may be greater or lesser than those shown.

                                 FINANCIAL HIGHLIGHTS

          The following table has been derived from, and should be read in conjunction with, the unaudited financial statements of the Lindner Government Money Market Fund for the period from the commencement of operations (July 6, 1996) through December 31, 1996. Such financial statements and the notes thereto are included with the Statement of Additional Information of the Fund, dated February 10, 1997, which is incorporated herein by reference.

                                                  Period Ended
                                                December 31, 1996

Net Asset Value, beginning of period                 $1.00

Income from investment operations                     0.02
Dividends to shareholders                            (0.02)
                                                      ----
Net Asset Value, end of period                       $1.00
                                                      ====

Total Return (1)                                      2.50%
                                                      ====
Ratio to Average Net Assets (1):
   Net investment income                              2.62%
   Expenses                                           0.24%

Net assets, end of period                      $40,556,581
_________
(1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.


                                  LINDNER INVESTMENTS

The Fund

Lindner Government Money Market Fund (the "Fund") is a separate series of Lindner Investments (the "Trust"), an unincorporated business trust organized under Massachusetts law on July 20, 1993. The Trust is an open-end, diversified management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's principal office is located at 7711 Carondelet Avenue, St. Louis, Missouri 63105.

The Trust presently offers shares of beneficial interest in seven separate investment portfolios (each such portfolio being referred to as a "Series"):
Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund, Lindner International Fund and Lindner Government Money Market Fund (the last of which is herein referred to as the "Fund"). Each Series has its own investment objective and investment policies designed to fulfill that objective, thus enabling the Trust to meet a wide range of investment needs. The assets and liabilities of each Series belong only to, and are borne only by, that Series and no other. The first six Series identified above, other than the Fund, are described in greater detail in a separate Prospectus and a separate Statement of Additional Information, dated March 1, 1996, and are not discussed in this Prospectus. Two of such Series (Lindner Dividend Fund and Lindner Utility Fund) have the production of current income as their primary investment objective, while the remaining four Series (Lindner Growth Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund) have capital appreciation as their primary investment objective.

Investment Adviser and Administrator

The Investment Adviser for the Fund is Ryback Management Corporation ("Ryback" or the "Adviser"), which is a Michigan corporation. The Adviser's principal office is located at 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. Ryback is also the Administrator, Transfer Agent and Dividend Disbursing Agent for the Fund. Further information about the duties and compensation of the Adviser and the Administrator is set forth under the caption "Management of the Trust" in this Prospectus and in the Statement of Additional Information.

Certain Risk Factors Which Investors Should Consider

Although shares of the Fund represent an interest in a portfolio of securities issued or guaranteed by the United States Government, its agencies and instrumentalities and investments secured by such securities, shares of the Fund are not themselves guaranteed or sponsored by any government authority and are not subject to the protection of the Securities Investor Protection Corporation. Furthermore, neither the U.S. Government, nor any of its agencies and instrumentalities, guarantees the market value of their securities.

Although the Fund seeks to maintain a net asset value of $l.00 per share for purposes of purchases and redemptions, there can be no assurance that it will be able to do so on a continuous basis, and under unusual circumstances the number of shares in shareholder accounts may be reduced to maintain the net asset value at $1.00. Information about the method by which net asset value per share is determined is contained in the Statement of Additional Information. The investment securities of the Fund will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Fund. The market value of the securities in a Fund can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security were held to maturity, no loss or gain would normally be realized as a result of these fluctuations. Redemptions by shareholders could require the sale of Fund investments by the Fund at a time when such a sale might not otherwise be desirable.

The Fund may purchase securities which permit the obligor to prepay the principal balance in whole or in part prior to stated maturity.
Prepayments, if they occur, could adversely affect the yield realized on the investment and could occur at a time when reinvestment of proceeds by the Fund may not yield as much as the investment which was prepaid.

The Fund may acquire securities subject to repurchase agreements, subject to certain limitations. Borrowings by the Fund are subject to certain limitations. The Fund may also lend its securities to brokers, dealers, and financial institutions, provided certain conditions are met. Such transactions may involve certain risks. See "Investment Objective and Policies".

Shareholder Inquiries

          The principal office of the Fund is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. The telephone number of the Fund is (800) 995-7777.

                           INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide a high level of current income consistent with the preservation of capital and liquidity. The investment objective of a Fund will not be changed without shareholder approval. The Fund seeks to achieve its objective by investing exclusively in United States dollar denominated obligations. The dollar-weighted average maturity of the Fund will not exceed 90 days, and all securities purchased will have a maturity of 397 days or less at the time of acquisition (except for securities underlying certain repurchase agreements and certain variable rate and floating rate instruments). Normally, the Fund will hold securities to maturity but may dispose of any instrument if the Adviser deems the action appropriate because of redemption requirements, reduction in credit quality, a reduction in the instrument's rating, or other reasons. Even though most securities are expected to be held to maturity, the fact that they will have maturities of 397 days or less will result in high portfolio turnover.

The Fund may invest in securities issued or guaranteed by the United States Government, its agencies and instrumentalities and in repurchase agreements secured by such securities. These include issues of the United States Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an Act of Congress. Issues of such agencies and instrumentalities may include, for example, securities issued by the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Some of these securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are not full faith and credit obligations of the U.S. Treasury but are supported to a limited extent by the discretionary authority of the U.S. Treasury to make loans to the issuer; and others, such as securities issued by the Federal Home Loan Banks, are sponsored by the U.S. Government but are supported only by the credit of the instrumentality itself. No assurance can be given that the U.S. Government would provide financial support to its sponsored instrumentalities if it is not obligated to do so by law. The Fund will invest in the securities of such an instrumentality only when it is satisfied that the credit risk with respect to such instrumentality is minimal. The Fund does not invest in obligations insured by the Federal Deposit Insurance Corporation.

Certain Investment Practices

In pursuit of its investment objective, the Fund may engage in repurchase agreement transactions, and the Fund may from time to time entirely comprise securities subject to repurchase agreements. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Repurchase agreements are considered loans collateralized by the underlying securities. The Fund may enter into repurchase agreements with respect to its portfolio securities with brokers, dealers, and commercial banks. The Fund will engage in such transactions only with institutions included on the Federal Reserve System's list of institutions, commonly referred to as "primary dealers", with whom the Federal Reserve open market desk will do business. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Trustees, reviews the credit-worthiness of institutions with whom the Fund enters into repurchase agreements to evaluate these risks, and also monitors the status of repurchase agreements to insure that the value of the collateral equals or exceeds 102% of the amount of the repurchase obligation and in the event of a shortfall takes such action as it deems appropriate (which may include a demand for additional collateral from the selling institution and will include such a demand if the value of the collateral has fallen below 100% of the amount of the repurchase obligation).

The Fund may also lend its portfolio securities to brokers, dealers, and financial institutions provided that cash or cash equivalent collateral, or letters of credit to the extent permitted by law, equal to at least 100% of the market value of the securities loaned, is maintained by the borrower with the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

Change in Policies

The Trustees have no present plan to change the policies with regard to the types or maturities of securities in which the Fund can invest. However, if they determine that the Fund's investment objectives can best be achieved by a change in investment policy or strategy, they may do so without shareholder approval provided that such a change is not prohibited by such Fund's investment restrictions or applicable law. For example, the Trustees could, as a matter of policy or strategy, decide not to enter into certain types of transactions described above. Any material change will first be disclosed in a current prospectus or proxy statement.

Certain Investment Restrictions

The following investment restrictions have been declared by the Fund to be "fundamental investment policies", which means that they may not be changed without approval by holders of a "majority" of the outstanding shares (as defined in the 1940 Act) of the Fund:

          --The Fund may not borrow money (including borrowings represented by reverse repurchase agreements), except from banks for temporary or emergency purposes, and then only in amounts not exceeding at any one time 5% of the value of the Fund's total assets at the time of the borrowings.

          --The Fund may not invest more than 20% of its net assets in repurchase agreements with any one primary dealer.

          --The Fund may not invest more than 10% of its net assets in securities restricted as to disposition under the federal securities laws or which are otherwise considered to be "illiquid" investments, such as restricted securities, securities having no readily available market quotations and repurchase agreements with maturities of more than seven days.

The Statement of Additional Information contains more information with respect to the Fund's investment policies and information about Rule 2a-7.

                               WITHHOLDING CERTIFICATION

Before the Fund will establish a new account or effect registration changes in an existing account, a shareholder must certify to the Fund on Internal Revenue Service Form W-9 his or her social security or taxpayer identification number and certify that the shareholder is not subject to withholding of dividend payments due to past under-reporting of such payments. The Fund is required by law to withhold 31% of a shareholder's reportable dividend payments if (i) a shareholder fails to certify as to his or her taxpayer identification number, (ii) a shareholder fails to certify that he or she is not subject to withholding, (iii) the Internal Revenue Service notifies the Fund that a shareholder has furnished an incorrect taxpayer identification number, or (iv) the Internal Revenue Service notifies the Fund that a shareholder has under-reported interest or dividends in the past. Investors may use the certification statement on the "Share Purchase Application" in lieu of IRS Form W-9 when establishing a new account.

                                  PURCHASE OF SHARES

Applications for the purchase of shares may be made to Lindner Government Money Market Fund, P.O. Box 11208, St. Louis, MO, 63105. The Board of Trustees has established $2,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase, except in the case of dividend reinvestment. The Fund may elect to waive the minimums for custodial accounts. Purchase of shares will be made in full and fractional shares computed to two decimal places. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2,000 minimum required investment due to shareholder redemption. In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

The price per share, which is expected by management to remain constant at $1.00 per share, will be the net asset value next computed after an order is received in proper form and accepted by the Fund. The net asset value for each day is computed at the close of trading on the New York Stock Exchange ("Exchange") on that day (usually 4:00 p.m., Eastern time). Applications for purchase of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open. Generally, shares of the Fund will not be purchased on days when the Federal Reserve Banks are closed.
See "Determination of Net Asset Value and Use of Amortized Cost Method of Valuation".

The Fund's transfer agent, Ryback, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares. Certificates representing Fund shares purchased will not be issued.

Purchase by Mail

To open an account by mail, simply complete an application and, together with a check made payable to Lindner Government Money Market Fund, mail to P.O. Box 11208, St. Louis, MO 63105. All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. The Custodian will charge a $15 fee against a shareholder's account for any payment check returned to the Custodian for insufficient funds, and the investor involved will be responsible for any loss incurred by the Fund. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. For example, if an individual previously tried to purchase shares with a bad check, or the proper social security number or taxpayer identification number is omitted, the Fund reserves the right not to accept future applications from that individual. Any accounts (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase applications does not constitute receipt by the Fund. Correspondence intended for overnight courier should not be sent to the Post Office Box address. Overnight courier delivery should be sent to Lindner Government Money Market Fund, 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105.

Purchase by Federal Wire Transfer

To purchase additional shares of the Fund by federal wire transfer, please send to:
             Star Bank, N.A.
             ABA #042-000-013
             Trust Funds,  Account #485776660
             Credit to Lindner Government Money Market Fund
             [Shareholder account name(s)]
             [Shareholder account number]

If a wire purchase is to be an initial purchase, please call the Fund (800) 995-7777 with the appropriate account information prior to sending the wire to insure proper credit. Monies received after the close of the New York Stock Exchange will be valued at the net asset value next determined by the Fund.

Shares of the Fund may be purchased or sold through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of the Fund are purchased in this way, the Processing Intermediary, rather than its customer, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus. Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Investors who do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase or sale of shares of the Fund may be made without a sales or redemption charge.

Automatic Investment Plan

An Automatic Investment Plan is available to a shareholder of the Fund who wishes to invest a specific amount of money on an automatic basis. A shareholder may authorize the Fund to automatically debit his or her bank account on a monthly or semi-monthly basis. Debits must be made in amounts of $100 or more and may be made once per month on the 15th or last business day of the month, or semi-monthly on both such days. If the 15th falls on a weekend or holiday, the account will be debited on the following business day. Shareholders may participate in the Automatic Investment Plan by signing a form provided on request. Requests to participate in the Automatic Investment plan and inquiries regarding the same should be made to Lindner Government Money Market Fund, P.O. Box 11208, St. Louis, Missouri 63105. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date.

Payroll Deduction

Many employers today provide for payroll deduction. This allows employees to direct a portion of their pay to the investment option of their choice via Automatic Clearing House (ACH) funds. ACH is a convenient wire service that is used by thousands of corporations and individuals. Lindner Investments will accept a shareholder's direct deposit in amounts of at least $100 for the purchase shares of the Fund. Shareholders who wish to use Payroll Deduction to invest need to obtain the proper instructions from the Fund. Request to participate in Payroll Deduction and inquiries regarding the same should be made to Lindner Government Money Market Fund, P.O. Box 11208, St. Louis, Missouri, 63105.

                                 REDEMPTION OF SHARES

A shareholder may require the Fund at any time during normal business hours to redeem his or her shares. Redemption requests must be signed by each shareholder, in the exact manner as the Fund account is registered, and must state the amount of redemption and identify the shareholder account number and taxpayer identification number or social security number. All redemptions will be processed at the net asset value next determined after receipt of the request.

Upon request, the Fund will return redemption requests that contain restrictions as to the time or date redemptions are to be effected. If any portion of the shares to be redeemed represents an investment made by personal or certified check, the Fund reserves the right to hold a payment up to 15 days or until satisfied that investments made by check have been collected, at which time the redemption request will be processed and payment made. A shareholder who anticipates the need for immediate access to their investment should purchase shares by wiring Federal Funds.

Redemption Draft Privileges

The Fund will provide each shareholder who maintains a minimum balance of $10,000 with drafts ("Redemption Drafts") drawn on the Fund that will clear through Star Bank, N.A., Cincinnati, Ohio. This privilege does not constitute a banking function, and owning Fund shares is not equivalent to a bank checking account. When such a Redemption Draft is presented for payment, a sufficient number of whole and fractional shares in the shareholder's account in the Fund to which the Redemption Draft relates will be redeemed to cover the amount of the Redemption Draft. Redemption Drafts may only be written for $500 or more. A shareholder wishing to use this method of redemption must complete and file an authorization form which is available, and an initial supply of Redemption Drafts should be received within three weeks thereafter. If the shares to be redeemed were purchased by check, the Fund may delay transmittal of redemption proceeds only until such time as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 or more days.

The Fund may refuse to honor Redemption Drafts whenever the right of redemption has been suspended or postponed or whenever the account is otherwise impaired. A $15 service fee will be charged when a Redemption Draft is presented to redeem shares of the Fund in excess of the value of the shareholder's account in the Fund. At the date of this Prospectus, there is no other service fee associated with the Redemption Draft privilege.

Redemption by Mail

Redemption is accomplished by delivering an original signed written request for redemption addressed to Lindner Government Money Market Fund, 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. Facsimile transmission of redemption requests is not acceptable. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Gift to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, both owners must sign.

The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person. A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or be accompanied by the trust agreement and signed by the trustee or trustees. If the trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is required.

If there is doubt as to what documents or instructions are necessary in order to redeem shares, please write or call the Fund (800) 995-7777 prior to submitting the redemption request. A redemption request will not become effective until all documents have been received in proper form by the Fund. Redemption cannot be accomplished by telegraphing the Fund. The redemption price is the net asset value next computed after the time of receipt by the Fund of the written request in the proper form set forth above.

All redemption requests received in good order will be processed immediately upon receipt. Share redemption orders are effected at the net asset value next determined after receipt of the order in proper form by the Fund. The Fund will return redemption requests that contain restrictions as to the time or date redemptions are to be effected. The Fund ordinarily will make payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a net asset value is determined. There is a $10.00 charge to wire the redemption proceeds. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. Once a shareholder has requested a redemption, it may not be modified or canceled.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of redemption requests does not constitute receipt by the Fund. Do not mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Lindner Government Money Market Fund, 7711 Carondelet, Suite 700, St. Louis, Missouri 63105.

Signature Guarantees

The following redemption requests must be in writing and must have signatures guaranteed by a bank, trust company, savings and loan association, or a member of a national stock exchange (a Notary Public is not an acceptable guarantor): (1) redemptions on accounts that have requested an address change within the preceding three months; (2) redemptions for which the proceeds are to be sent to someone other than the registered shareholder(s) and/or to an address other than the address of record; or (3) redemptions for which the proceeds are to be wired and the wire instructions are different than those previously submitted.

Redemptions from IRA accounts must be in writing, but do not require signature guarantee (unless one of the above circumstances applies). IRA account redemptions must also be accompanied by Internal Revenue Service Form W-4P. IRA redemptions requests not accompanied by Form W-4P will be subject to federal income tax withholding.

Redemption by Telephone

A shareholder may redeem shares of the Fund by telephone call to the Fund at
(800) 995-7777 requesting that the proceeds be mailed to the shareholder, provided that he or she has previously established Telephone Privileges with the Fund and have not requested an address change in the preceding three months. The Fund reserves the right to refuse telephone redemptions and may limit the amount involved or the number of telephone redemptions. IRA accounts may not be redeemed by telephone.

In addition to the requirements described in the preceding paragraph, the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions, IF PROCEDURES SUCH AS THE ABOVE ARE NOT FOLLOWED, RYBACK AND THE FUND MAY BE LIABLE FOR LOSSES, COSTS, OR EXPENSES FOR ACTING UPON AN INVESTOR'S TELEPHONE INSTRUCTIONS OR FOR ANY UNAUTHORIZED TELEPHONE REDEMPTION. As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow procedures such as the above.

Systematic Withdrawal Plan

A systematic withdrawal plan is available to any holder of shares of the Fund whose total account value is at least $15,000 and who wishes to withdraw fixed amounts of money from his investment on a systematic basis. Withdrawals must be in amounts of $100 or more and may be made monthly or quarterly, at an annual rate not exceeding 40% of the value of the holder's shares at the inception of the shareholder's systematic withdrawal plan. However, shareholders participating in a systematic withdrawal plan retain the same rights to redemption as any other shareholder.

Under a systematic withdrawal plan, the shareholder receives cash withdrawals out of the proceeds of the redemption at the net asset value of full and fractional deposited shares. The Fund redeems shares for this purpose as of the close of the first business day following the twentieth day of each month in which a withdrawal is made. The redemption of shares to make payments under this plan involves the use of principal and will reduce and may eventually exhaust the account. Each redemption of shares may result in a gain or loss that must be reported on the shareholder's income tax return. Establishment of a systematic withdrawal account constitutes an election by the shareholder to reinvest all income dividends payable on his or her account in additional shares of a Fund at net asset value.

Shareholders may participate in the systematic withdrawal plan by signing a form provided on request. Requests to participate in the systematic withdrawal plan and inquiries regarding the same should be made to Lindner Government Money Market Fund, P.O. Box 11208, St. Louis, Missouri 63105. An investor may terminate the systematic withdrawal plan at any time by written notice to the Fund.

Automatic Clearing House Payments

A shareholder may obtain the proceeds from a redemption by Automatic Clearing House (ACH) funds if he or she has previously established ACH privileges with the Trust and has provided the necessary information. ACH is a convenient electronic means of cash movement that is used by thousands of individuals and corporations. Under normal circumstances, proceeds will be posted to the shareholder's bank account the evening of the second business day following the date of redemption; however, the Fund has up to seven days to disburse the proceeds. Currently, there are no fees for this service.

                        EXCHANGING AN INVESTMENT FROM THE FUND
                       TO ANOTHER SERIES OF LINDNER INVESTMENTS

General

Subject to any applicable minimum initial investment requirements, a shareholder may exchange shares of the Fund for Investor Shares of any other identically registered Series of the Lindner Investments family of funds. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner Investments is not suitable for that purpose. In addition, the shares being exchanged and the shares of each Fund being acquired must meet the minimum investment requirement, if any, of the Fund being acquired.

BY TELEPHONE: A shareholder may exchange shares by telephone if he or she has established telephone privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical. Before calling, a shareholder should read "Additional Information About Share Exchanges", below.

BY MAIL: A shareholder may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration; for example, if an owner's name is registered as David Lee Smith, he should sign as such and not as David L. Smith.

Additional Information About Share Exchanges

(1) The shares of the Series of Lindner Investments being acquired must be qualified for sale in the shareholder's state of residence.

(2) Once a shareholder has made an exchange request by telephone or mail, it is irrevocable and may not be modified or canceled.

(3) For the purposes of processing exchanges, the value of the shares surrendered and the value of the shares acquired are the net asset values of such shares next computed after receipt of an exchange order.

(4) Shares may not be exchanged unless the shareholder has furnished the Trust with the correct tax identification number, certified as prescribed by the Internal Revenue Code and Regulations. (See "Withholding
Certification").

(5) An exchange of shares is, for federal income tax purposes, a sale of the shares, on which a shareholder may realize a taxable gain or loss.

(6) If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, the Fund require evidence satisfactory to it of the authority of the individual signing the request.

                            INDIVIDUAL RETIREMENT ACCOUNTS

An Individual Retirement Account Plan (an "IRA Plan") is available to employed (including self-employed persons and their non-employed spouses). All contributions to such an IRA Plan are invested in shares of the Fund. The initial minimum investment for an IRA Plan account for which Star Bank, N.A., serves as Custodian is $250. Subsequent purchases must be in an amount of at least $100.

Contributions to an IRA Plan must be post-marked no later than the due date of the tax return (without extensions) for the contribution year for which the contribution is being made. Withdrawals from an IRA Plan must be in writing and accompanied by Internal Revenue Service Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to federal income tax withholding.

Star Bank, N.A., serves as Custodian under IRA Plans. The Custodian's fee and other information about an IRA Plan are disclosed in Plan documents including a Disclosure Statement that must be obtained from the Fund before investing in an IRA Plan. Investors should also consult with their individual tax advisors regarding the appropriateness of their investment in an IRA Plan. Requests for applications to establish an IRA Plan should be addressed to Lindner Government Money Market Fund, Box 11208, St. Louis, Missouri 63105.

                         DETERMINATION OF NET ASSET VALUE AND
                       USE OF AMORTIZED COST METHOD OF VALUATION

The net asset value of a share of the Fund is determined by dividing the total value of the net assets of the Fund by the total number of shares outstanding at that time. The net asset value of the shares is expected by management of the Trust to remain at $1.00 per share. Net assets of the Fund are determined by deducting the liabilities of the Fund from its total assets. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day that the Exchange is open for unrestricted trading and when the Federal Reserve Banks are open for business.

Portfolio securities are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates. Pursuant to Rule 2a-7 under the 1940 Act, the Board of Trustees has established procedures designed to stabilize the net asset value per share at $1.00. Under most conditions, management of the Trust believes that this will be possible, but there can be no assurance that they can do so on a continuous basis. In connection with its use of the amortized cost method of valuation and in order to hold itself out as a "money market" fund, the Fund will comply with the applicable provisions of Rule 2a-7, and in particular will comply with the following:
(1) the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share and specifically will limit the dollar weighted average portfolio maturity of the Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than 397 days (with certain exceptions permitted by the rules of the Securities and Exchange Commission); (2) the Fund will limit its portfolio investments to those instruments which its Board of Trustees determines to present minimal credit risks, and are otherwise in accordance with the Fund's investment objectives and restrictions; and (3) the Fund will adhere to the portfolio diversification requirements set forth in Rule 2a-7. Calculations are done periodically to compare the value of the Fund's portfolio at amortized cost as compared to current market values. In the event that the per share net asset value should deviate from $1.00 by 1/2 of 1% or more, the Board of Trustees will promptly consider what action, if any, should be taken.

                              DIVIDENDS AND DISTRIBUTIONS

On each business day that the New York Stock Exchange and the Federal Reserve Banks are open, the Fund's net investment income will be declared at the close of the Exchange as a daily dividend to shareholders of record prior to such close. Shareholders will receive dividends in additional shares of the Fund unless they elect to receive cash. Reinvestment or payment of dividends will be effected monthly at the net asset value of the Fund on the date effected and will include fractional shares if necessary. If cash payment is requested, checks will be mailed within five business days after the last day of each month. If a shareholder wishes to redeem his or her entire shareholdings in the Fund, all dividends accrued to the time of redemption will be paid to the shareholder at that time.

                                         TAXES

Federal

The Fund will elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). Dividends (other than distributions of long-term capital gains) are taxable to shareholders as ordinary income, whether received in shares or cash. The Fund does not expect to incur any long-term gains on investments. Because none of the Fund's net investment income is expected to be derived from dividends, no part of any distribution will be eligible for the dividends received deduction for corporations.

Federal income tax may be required to be withheld at a rate of 31% of distributions ("backup withholding") if a shareholder fails to furnish the Fund with such shareholder's taxpayer identification number under oath. Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax unless a reduced rate of withholding exemption is provided by treaty. Non-resident investors are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

A regulated investment company is required to pay a nondeductible 4% excise tax to the extent it is not deemed to have distributed 98% of its ordinary income and 98% of its net capital gain income, determined on an annual basis. The Fund intends to distribute substantially all of its net investment income prior to each year end, does not expect to have capital gain income, and therefore does not expect to be subject to this excise tax.

State and Local Tax

The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from treatment under Federal income tax laws. Shareholders should consult their own tax advisers concerning these matters. In addition, shareholders should review with their tax adviser the effect of investments by the Fund in repurchase agreements; several states treat the income received by a mutual fund from repurchase agreements as income from sources other than securities of the United States Government or its agencies or instrumentalities, and such income may be subject to state income or intangibles taxes.

The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

                                MANAGEMENT OF THE TRUST

The Fund is one of seven separate series of Lindner Investments (the "Trust"), which is an open-end management investment company registered under the 1940 Act. The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information about the Trustees and executive officers of the Trust may be found in the Fund's Statement of Additional Information.

Investment Adviser and Subadviser

Ryback Management Corporation (the "Adviser" or "Ryback") serves as investment adviser to the Fund. The Adviser is a Michigan corporation
formed in 1992.    Under its Advisory Contract  with the Trust relating to
the Fund, the Adviser is subject to the general supervision of the Trust's Board of Trustees and manages the Fund in conformance with the stated policies of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund and to place the purchase and sale orders for its transactions of the Fund. The Fund pays a fee to the Adviser that is computed daily and payable monthly, at an annual rate of 0.15% of the Fund's average net assets. The Adviser's business address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. The Adviser is registered as an investment adviser with the Securities and Exchange Commission and the State of Missouri. Ryback is also registered as a stock transfer agent with the Securities and Exchange Commission. Ryback is controlled by three irrevocable trusts u/t/a dated October 14, 1992 (the "Valassis Trusts") which as of December 31, 1996, owned 77.5% of the voting securities of the Adviser. The Valassis Trusts are investment entities formed for the benefit of the members of the George Valassis family. The remaining 22.5% of the stock of the Adviser is owned by Eric Ryback, the President of the Adviser. As of December 31, 1996, the Adviser managed over $3.8 billion of assets.

The Adviser has entered into a Subadvisory Agreement with Star Bank, N.A. ("Star Bank" or the "Subadviser"), a national banking association. The Subadviser was founded in 1863 and is the largest bank and trust organization of StarBanc Corporation. Star Bank's expertise in trust administration, investments and estate planning ranks it among the most predominant trust institutions in Ohio, with assets of $30.2 billion as of December 31, 1996. Star Bank has managed commingled funds since 1957. As of December 31, 1996, Star Bank managed nine common trust funds, collective investment funds and mutual funds having a market value in excess of $2.0 billion. As a part of its regular banking operations, Star Bank may make loans to public companies. Thus, it may be possible from time to time for the Fund to hold or acquire securities of companies that are also borrowing clients of Star Bank. Both the Adviser and the Subadviser believe that any such relationship will not be a factor in the selection of portfolio securities for the Fund. The Subadviser's business address is 425 Walnut Street, Cincinnati, Ohio 45202.

Custodian

Star Bank serves as custodian for all of the Series of Lindner Investments, including the Fund, for which it is compensated under a separate agreement. Its fees are computed on the basis of the total amount of assets under custody from all of the different series of Lindner Investments. Star Bank also receives compensation from the Fund for costs associated with clearing redemption drafts, and for its standard bank charges for processing lock box deposits, processing redemption drafts, and performing other banking services for the Fund.

Administrator, Transfer Agent and Dividend Disbursing Agent

Ryback is the administrator of the Fund and its transfer agent and dividend disbursing agent. As administrator, Ryback administers the Fund's corporate affairs, subject to the supervision of the Fund's Trustees and, in connection therewith, furnishes the Fund with office facilities, together with ordinary clerical and shareholder services. Ryback has authorized any of its directors, officers, and employees who have been elected as officers or Trustees of the Fund to serve in the capacities to which they have been elected. All services furnished to the Fund by Ryback may be furnished through the medium of any of its directors, officers, or employees. Ryback bears the salaries and expenses of all of its personnel providing services to the Fund and all expenses incurred by Ryback in connection with administering the ordinary course of the Fund's business, other than those assumed by the Fund.

The Administrative Services Agreement between the Fund and Ryback provides for compensation to Ryback for its services as administrator of an amount
equal on an annual basis to 0.20% of the Fund's average net assets.   Ryback
also serves the Fund as its transfer and dividend disbursing agent, for which it is compensated under a separate agreement. Its fees for these services are equal to $0.8333 per shareholder account per month, and are paid monthly.

Doug T. Valassis and Eric E. Ryback, Chairman and President, respectively, and Trustees of the Fund, presently serve as the Chairman and President, respectively, of Ryback.

Independent Auditors

Deloitte & Touche LLP, independent auditors, St. Louis, Missouri, provides regular audit services to the Funds. Regular audit services include, but are not limited to, audits of the annual financial statements of the Funds and consultations relating to accounting and financial reporting.

Fund Expenses

The Fund is responsible for the payment of its expenses. These include, for example, fees payable to the Adviser or expenses otherwise incurred by the Fund in connection with the management of the investment of the Fund's assets, the fees and expenses of Star Bank as the Fund's Custodian and of Ryback as its transfer and dividend disbursing agent, the fees payable to Ryback under the Administrative Services Agreement, the fees and expenses of Trustees who are not affiliated with the Adviser, and various other business expenses of the Fund. The Statement of Additional Information describes in more detail the fees and expenses borne by the Fund.

The Fund pays a proportionate part of all other costs and expenses of the Trust, including interest, taxes, fees of Trustees who are not interested persons of the Trust, the administrative expenses related directly to the issuance and redemption of shares (such as expenses of registering or qualifying shares for sale, charges of custodians, transfer agents, and registrars), the costs of printing and mailing reports and notices to shareholders, charges for auditing services and legal services, and other fees and commissions of every kind not expressly assumed by the Adviser.

                                EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the federal Bank Holding Company Act of 1956, as amended, or any affiliate of such a bank holding company, from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a bank holding company or its affiliates from acting as an investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such an investment company as agent for and upon the order of their customers. The Fund's Subadviser, Star Bank, is subject to such laws and regulations.

Star Bank believes that it may perform the services of a Subadviser to the Fund without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state laws and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of laws and regulations, could prevent Star Bank from continuing to perform all or a part of the services provided to the Fund. In such event, changes in the operations of the Fund may occur, and the Board of Trustees of the Trust would then consider alternative arrangements with a subadviser and other means of continuing available investment services.

                           PERFORMANCE AND YIELD INFORMATION

From time to time, in advertisements or in reports to shareholders, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of the Fund may be compared to the Donoghue's Treasury Money Fund Average, which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of Government Money Market funds, or to the average yields reported by the Bank Rate Monitor for Government Money Market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance and yield of the Fund.

The "yield" of the Fund will refer to the income generated in the Fund over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the "effective yield" slightly higher because of the compounding effect of the assumed reinvestment.

The Fund's yield is based on historical earnings and will fluctuate and should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of the kind, quality and maturity of the instruments held in the Fund, operating expenses, and market conditions. The fees which may be imposed by Institutions or other financial intermediaries on their customers for cash management and other services are not reflected in the Fund's calculations of yield.

                                 CERTAIN OTHER MATTERS

The Declaration of Trust of Lindner Investments permits the Trustees to issue an unlimited number of full and fractional to issue shares and to create an unlimited number of series of shares ("Series"). Each share is entitled to one vote on all matters submitted for a vote, and shares have equal voting rights, except that only shares of a particular Series are entitled to vote on matters affecting only that Series. Shares do not have cumulative voting rights.

The Trustees are responsible for the management of the business and affairs of the Fund. The Trustees meet quarterly to review the performance of the Fund with the administrator and with the Adviser. Extensions of the Advisory Agreement and the Administrative Services Agreement are subject to Trustee approval annually. The Trustees also select the Fund's independent auditors annually.

The Fund does not as a rule hold annual meetings. The term of office of each Trustee is of unlimited duration, subject to certain removal procedures, including certain procedures which may be initiated by shareholders. Further information about such procedures is contained in the Statement of Additional Information. Trustees may appoint their own successors, provided that the appointment of Trustees who are not "interested persons" as defined in the Investment Company Act of 1940 is committed to the discretion of those Trustees who are also not interested persons. No appointment of a Trustee by other Trustees may be made if such appointment would create a body of Trustees more than one-third of which has not been elected by the shareholders of the Fund, and a special meeting of shareholders must be called to elect Trustees if at any time less than a majority of the current Trustees has been elected by shareholders of the Fund.

Under the laws of certain jurisdictions, the shareholders of a business trust may, under certain circumstances, be held personally liable for its obligations. Therefore, the Declaration of Trust for the Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. In addition, upon payment of any such liability, a shareholder will be entitled to reimbursement from the general assets of the Fund in which that shareholder has an interest. In the event the Fund was unable to meet its obligations, the remaining Funds would assume the unsatisfied obligation of that Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund or any of its Funds.

The Trust will send annual and semi-annual reports of the Fund to its shareholders. The financial statements appearing in the annual report will be audited by independent accountants. In addition, Ryback, as transfer agent, will send to each shareholder having an account directly with the Fund a confirmation statement with respect to each transaction effected in the account, showing transactions in the account, the total number of shares owned and any dividends or distributions paid. All securities and cash of the Fund will be held by the Custodians. Ryback will act as dividend disbursing and transfer agent for the Fund. Inquiries regarding the Fund may be directed in writing to Lindner Government Money Market Fund, 7711 Carondelet, St. Louis, Missouri 63105, or by calling (800) 995-7777.

                                        COUNSEL

Legal matters for the Trust and the validity of the shares of the Fund will be passed upon by Dykema Gossett PLLC, Detroit, Michigan, counsel to the Trust.

                                     [BACK COVER]


LINDNER INVESTMENTS
                   7711 Carondelet Avenue, Suite 700
                   P.O. Box 11208
                   St. Louis, Missouri 63105

INVESTMENT ADVISER
                   Ryback Management Corporation

CUSTODIAN
                   Star Bank, N.A.

COUNSEL
                   Dykema Gossett PLLC

INDEPENDENT AUDITORS
                   Deloitte & Touche LLP

TRANSFER AGENT
                   Ryback Management Corporation

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated February 10, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by Lindner Investments. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there by any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of Lindner Investments or the Fund since the date hereof.


                                        [LOGO]
                         LINDNER GOVERNMENT MONEY MARKET FUND


                                      PROSPECTUS
                                   February 10, 1997

                       Advised by Ryback Management Corporation

                                        PART B


                                  LINDNER INVESTMENTS





                          STATEMENT OF ADDITIONAL INFORMATION


                                          for




                         LINDNER GOVERNMENT MONEY MARKET FUND










This Statement of Additional Information ("Statement of Additional Information" or "SAI") is meant to be read in conjunction with the Prospectus of Lindner Investments (the "Trust"), dated February 10, 1997, for the Lindner Government Money Market Fund ( the "Fund"), which is a separate series of the Trust; this SAI is incorporated by reference in its entirety into this Prospectus. The Fund represents a separate portfolio of securities and other assets with its own objective and policies. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained by writing or calling Lindner Investments. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                   February 10, 1997

                                   TABLE OF CONTENTS


INTRODUCTION                                              B-2

INVESTMENT OBJECTIVES AND POLICIES                        B-3

MANAGEMENT OF THE TRUST                                   B-8

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES      B-10

INVESTMENT ADVISORY AND OTHER SERVICES                   B-11

PERFORMANCE AND COMPUTATION OF YIELD; DETERMINATION
 OF NET ASSETVALUE PER SHARE AND OF NET
 INVESTMENT INCOME; EXPENSES                             B-13

PURCHASE OF SHARES                                       B-16

EXCHANGING AN INVESTMENT FROM THE FUNDTO ANOTHER
 SERIES OF LINDNER INVESTMENTS                           B-18

REDEMPTION OF SHARES                                     B-19

EFFECT OF BANKING LAWS                                   B-20

CERTAIN OTHER MATTERS                                    B-20

FINANCIAL STATEMENTS                                     B-22


                                     INTRODUCTION

          This Statement of Additional Information supplements the description of the Lindner Government Money Market Fund (the "Fund") contained in the prospectus relating to the Fund (the "Prospectus") and provides additional information about the Fund and its activities which may be of interest to investors. The following brief summary of the Fund's organization and management is provided for convenience. The Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus which has been filed with the Securities and Exchange Commission and is available upon oral or written request, without charge, to the Fund at 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri, 63015; telephone:
(800) 995-7777.

The Fund

The Fund is a separate series of Lindner Investments, a Massachusetts business trust (the "Trust"). The Fund is an open-end, diversified management investment company. It is not a bank, nor does it offer fiduciary or trust services. The Trust currently offer six other series of shares (the "Series"), each of which constitutes separate series and has its own separate portfolio of investment securities and its own investment objectives and policies. This Statement of Additional Information does not discuss any of the other Series of the Trust, and a separate Statement of Additional Information is available for this purpose. At the date of this Statement of Additional Information, the Fund's shares of beneficial interest ("shares") are comprised of one class only; in the future, the Trust may consider the creation of a separate class of shares for the Fund, as it has done for its six other Series.

Management of the Fund

Ryback Management Corporation (the "Adviser" or "Ryback") is the investment adviser and administrator the Fund. Ryback also serves as the Fund's Transfer Agent and Dividend Disbursing Agent, and receives compensation from the Fund for these services in addition to fees as investment adviser and administrator. Star Bank, N.A. ("Star Bank"), a national banking association, serves as the Fund's Custodian. The Adviser has also entered into a Subadvisory Agreement with Star Bank, pursuant to which Star Bank serves as the subadviser for the Fund; fees paid to Star Bank under this arrangement are paid by the Adviser and not the Fund. The Adviser and Star Bank are subject to the overall management and supervisory responsibility of the Trust's officers and its Board of Trustees.

                          INVESTMENT OBJECTIVES AND POLICIES

As stated in the Prospectus, the investment objective of the Fund is to provide a high level of current income consistent with the preservation of capital and liquidity. A description of the types of securities purchased by the Fund is contained in the Prospectus under the caption "Investment Objectives and Policies". While there is no assurance that the Fund will achieve its objective, it endeavors to do so by following the investment policies described herein.

Investment Policies

The Fund pursues its investment objective by investing only in a portfolio of U.S. government securities maturing in thirteen months or less, and in repurchase agreements collateralized by U.S. government securities ("Government Money Market Securities"). The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days' or less. Unless otherwise indicated, the investment policies of the Fund may be changed by the Board of Trustee of the Trust without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

United States Government Securities. The Fund invests in United States Government securities. These instruments are either issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These securities include issues of the United States Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an Act of Congress. Issues of such agencies and instrumentalities may include, for example, securities issued by the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Farm Credit System, and the Student Loan Marketing Association. Some of these securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are not full faith and credit obligations of the U.S. Treasury but are supported to a limited extent by the discretionary authority of the U.S. Treasury to make loans to the issuer; and others, such as securities issued by the Federal Home Loan Banks, are sponsored by the U.S. Government but are supported only by the credit of the instrumentality itself. No assurance can be given that the U.S. Government would provide financial support to its sponsored instrumentalities if it is not obligated to do so by law. The Fund will invest in the securities of such an instrumentality only when it is satisfied that the credit risk with respect to such instrumentality is minimal. The Fund does not invest in obligations insured by the Federal Deposit Insurance Corporation.

Repurchase Agreements. The Fund will also engage in repurchase agreement transactions, and the Fund's portfolio may from time to time entirely comprise securities subject to repurchase agreements. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Repurchase agreements are considered loans collateralized by the underlying securities. The Fund may enter into repurchase agreements with respect to its portfolio securities with brokers, dealers, and commercial banks. The Fund will engage in such transactions only with institutions included on the Federal Reserve System's list of institutions, commonly referred to as "primary dealers", with whom the Federal Reserve open market desk will do business. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Subadviser, acting under the supervision of the Adviser and the Trust's Board of Trustees, reviews the credit-worthiness of institutions with whom the Fund enters into repurchase agreements to evaluate these risks, and also monitors the status of repurchase agreements to insure that the value of the collateral equals or exceeds 102% of the amount of the repurchase obligation and in the event of a shortfall takes such action as it deems appropriate (which may include a demand for additional collateral from the selling institution and will include such a demand if the value of the collateral has fallen below 100% of the amount of the repurchase obligation).

Lending of Portfolio Securities. The Fund may also lend its portfolio securities to brokers, dealers, and financial institutions provided that cash or cash equivalent collateral, or letters of credit to the extent permitted by law, equal to at least 100% of the market value of the securities loaned, is maintained by the borrower with the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees. During the time when securities are on loan, the borrower will pay any income accrued thereon and the Fund may invest the cash collateral and earn additional income, or may receive an agreed upon fee from the borrower. Loans will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable fees to persons unaffiliated with it in connection with such loans. In determining whether to lend securities to a particular broker, dealer, or financial institution, the Adviser will consider all relevant facts and circumstances, including the credit-worthiness of the broker, dealer, or institution. The Fund will not enter into any securities lending agreement having a duration greater than one year; and any securities with maturities in excess of one year that the Fund may receive as collateral for a particular loan will not become part of the Fund either at the time of the loan or in the event the borrower defaults on its obligation to return the loaned securities.

When-Issued and Delayed Delivery Transactions.   The Fund may purchase
securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date. The Fund may dispose of a commitment prior to settlement if the Subadviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

Investment Limitations

The following investment restrictions have been declared by the Fund to be "fundamental investment policies", which means that they may not be changed without approval by holders of a "majority" of the outstanding shares (as defined in the 1940 Act) of the Fund:

          1. The Fund will not issue senior securities or borrow money (including borrowings represented by reverse repurchase agreements), except from banks for temporary or emergency purposes and not for investment leveraging, and then only in amounts not exceeding at any one time 5% of the value of the Fund's total assets at the time of the borrowings.

          2. The Fund will not make short sales of securities, will not purchase securities on margin and will not purchase or sell put or call options on securities.

          3.       The Fund will not underwrite securities of any other issuer.

          4. The Fund will not invest more than 20% of its net assets in repurchase agreements with any one primary dealer.

          5. The Fund will not invest more than 10% of its net assets in securities restricted as to disposition under the federal securities laws or which are otherwise considered to be "illiquid" investments, such as restricted securities, securities having no readily available market quotations and repurchase agreements with maturities of more than seven days.

          6. The Fund will not purchase or sell commodities or commodity contracts, nor will it invest in real estate or real estate mortgage loans.

          7. The Fund will invest only in United States Government Securities, as described above, and in repurchase obligations secured by such securities, without regard to percentage of net assets invested in any particular type of such securities.

          8. The Fund will not make loans to other persons; the purchase of debt securities and the entering into of repurchase agreements shall not be considered loans for purposes of this policy.

In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt more restrictive limitations than those described above. Should the Trustees determine after doing so that any such more restrictive policy is no longer in the best interest of such Fund and its shareholders, the Fund may cease offering shares in the state involved, and the Trustees may revoke the more restrictive limitations. Moreover, if the states involved shall no longer require any such more restrictive limitations, the Trustees may, in their sole discretion, revoke them.

The Government Money Market Securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund will deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer.

Under the Investment Company Act of 1940, persons affiliated with the Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including the Subadviser, may not serve as dealers for the Fund in connection with such transactions. The Subadviser, in addition, will not serve as the Fund's broker in over-the-counter transactions conducted on an agency basis. The Fund will not purchase securities from any underwriting syndicate of which the Subadviser is the manager.

The Fund will not write, purchase, or sell puts (except as permitted by Rule 2a-7 under the Investment Company Act of 1940), calls, straddles, spreads, or combinations thereof. Shareholders will be notified in writing prior to any change of this policy.

Determination of Maturity

As described in the Prospectus, a security will not be purchased by the Fund unless its maturity is 397 days or less from the date of purchase, and the dollar-weighted average maturity of the Fund will not exceed 90 days. The maturity of the Fund investment security is determined pursuant to Rule 2a-7 under the Investment Company Act of 1940. Rule 2a-7 provides that the maturity of an instrument will be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made, except as follows:

          (i) Certain U.S. Government Instruments. An instrument that is issued or guaranteed by the United States Government or an agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

          (ii) Variable Rate Instruments. A "variable rate instrument" (defined as an instrument the terms of which provide for establishment of a new interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value) will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

          (iii) Variable Rate Instruments Subject to Demand Feature. A variable rate instrument that is subject to a demand feature will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

          (iv) Floating Rate Instruments Subject to Demand Feature. A "floating rate instrument" (defined as an instrument the terms of which provide for adjustment of the interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value) that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

          (v) Repurchase Agreements. A repurchase agreement will be treated as having a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

          (vi) Fund Lending Agreements. The Fund lending agreement will be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.

A "demand feature" is defined in Rule 2a-7 as a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either (a) at any time on no more than 30 days' notice or (b) at specified intervals not exceeding 397 days and upon no more than 30 days' notice.

Because the Fund intends to utilize the procedures specified in Rule 2a-7 to determine the maturity of its Fund instruments, further revision of Rule 2a-7 or pronouncements clarifying or interpreting the scope of its application may affect the Fund's method for determining maturity of its Fund instruments.

                                MANAGEMENT OF THE TRUST

The Officers and Trustees of the Trust are listed below, together with information regarding their principal business occupations during at least the past five years and their ages. Each of the Trustees of the Trust was elected as a trustee at the inception of the Trust in 1993 and has served continuously since that date.

                            Position(s)
                            Held With     Principal Occupation(s)
Name, Address and Age       The Trust     During Past 5 Years
---------------------       ---------     -----------------------
Doug T. Valassis, 44*       Chairman      Since 1993, Chairman and Director
520 Lake Cook Road,         of the        Chairman and Treasurer of the
Suite 325                   Board and     Adviser.  President and Chief
Deerfield, IL 60015         Trustee       Executive Officer of Franklin
                                          Enterprises, Inc., a private
                                          investment firm, for more than
                                          last five years.

Eric E. Ryback, 44*         President     Since 1993, Trustee and President
7711 Carondelet Ave.        and Trustee   of the Trust.  President and a
Suite 700                                 Director of the Adviser since
St. Louis, MO 63105                       1992.  Prior to 1993 and for more
                                          than five years was Vice President
                                          of Lindner Fund, Inc. ("LFI") and
                                          Lindner Dividend Fund, Inc.
                                          ("LDFI") and Vice President of
                                          Lindner Management Corporation
                                          ("LMC"), the investment adviser to
                                          LFI and LDFI.

Robert A. Lange, 52        Senior Vice    Served for more than past five
7711 Carondelet            President      years as Senior Vice President of
Suite 700                                 LFI, LDFI and, prior to 1993, LMC.
St. Louis, MO 63105                       Since 1993, serves as Senior Vice
                                          President of the Adviser.

Brian L. Blomquist, 37     Admin. Vice    Served for more than past five
7711 Carondelet            President      years as Administrative Vice
Suite 700                  Secretary and  President and Secretary of LFI,
St. Louis, MO 63105        Treasurer      LDFI and, prior to 1993, LMC.
                                          Since 1993, has served as Vice
                                          President - Operations, Treasurer
                                          and Assistant Secretary of the
                                          Adviser and Treasurer of the
                                          Trust, LFI and LDFI.

Lawrence G. Callahan, 36   Vice President Vice President of LFI and LDFI
7711 Carondelet Ave.                      from 1992 to 1995. Previously
Suite 700                                 served as research assistant to
St. Louis, MO  63105                      LFI and LDFI for more than five
                                          years.  Since 1993, serves as Vice
                                          President of the Adviser.

Terrence P. Fitzgerald, 41 Trustee        Vice President, Development
6641 Waterman                             Director, The Mills Corporation,
St. Louis, MO  63130                      since January 1996; Senior
                                          Counsel, The May Department
                                          Stores, from April 1993 until
                                          December 1995; Vice President, May
                                          Realty, Inc., from April 1990
                                          until April 1993.

Marc P. Hartstein, 43      Trustee        For more than five years has been
3 Middlebrook Lane                        employed by Anheuser-Busch, Inc.,
St. Louis, MO  63141                      and is currently serving as
                                          Assistant to the Vice President,
                                          Field Sales.  Also owns Hart
                                          Communications, Inc., a research,
                                          strategic planning and image
                                          development firm.

Donald J. Murphy, 53      Trustee         For more than past five years has
970 E. Deerpath Rd.                       served as President and Chief
Lake Forest, IL 60045                     Executive Officer of Murcom
                                          Financial, Ltd., a private
                                          investment firm.

Robert L. Byman, 51       Trustee         Partner in the law firm of Jenner
Jenner & Block                            & Block, Chicago, Illinois, for
One IBM Place                             more than the past five years.
Chicago, IL  60611

Peter S. Horos, 48        Trustee        Investment Manager, Allstate Life
All State                                Insurance Company, Northbrook,
All State Plaza                          Illinois, for more than the past
Northbrook, IL  60062                    five years.

Dennis P. Nash, 45        Trustee        Vice President, Nellis Feed
Nellis Feed Company                      Company, a feed ingredient broker,
899 Skokie Blvd.                         for more than the past five years.
Northbrook, IL  60062

_____________
* Messrs. Ryback and Valassis are interested persons of the Funds, as defined by the Investment Company Act of 1940.

Compensation

          During the most recently completed fiscal year, Trustees of Lindner Investments received the following compensation from all of the mutual funds managed by the Adviser:

                                           Aggregate Remuneration
Name and Capacity in which                 Received from the Trust
Remuneration was Received                  With Respect to All Funds
-------------------------                  -------------------------
Robert L. Byman, Trustee                   $12,125
Terrence P. Fitzgerald, Trustee             12,125
Marc P. Hartstein, Trustee                  12,125
Peter S. Horos, Trustee                     12,125
Donald J. Murphy, Trustee                   12,125
Dennis P. Nash, Trustee                     12,125
Eric E. Ryback, Trustee and President         -0-
Doug T. Valassis, Trustee and Chairman        -0-


There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust or any other mutual fund managed by the Adviser. No officers of the Trust or any other mutual fund managed by the Adviser receive any remuneration from the Trust or such other mutual fund as officers or employees of the Trust or of any such other mutual funds.

                  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of the Fund will vote separately, as a separate series of the Trust, except as otherwise required by the Investment Company Act of 1940. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees.
Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.


At December 31, 1996, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Series, nor had the Trust or any other person acknowledged or asserted the existence of control over the Trust, nor had there been any adjudication under the Investment Company Act of 1940 that control over the Trust or any Series exists. In addition, at December 31, 1996, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any Series of the Trust.


As of December 31, 1996, the officers and Trustees of the Trust, as a group, owned the following amounts of shares in each Series (other than the Fund, which had no shareholders at such date):

Name of                           No. of
Fund                              Shares      % of Total
-------                           ------      ----------
Lindner Dividend Fund--
  Investor Shares ..............  94,681 shs.     0.11%
  Institutional Shares .........       0 shs.        0%
Lindner Growth Fund--
  Investor Shares .............. 127,747 shs.     0.21%
  Institutional Shares .........       0 shs.        0%
Lindner Utility Fund
  Investor Shares ..............  20,016 shs.     0.83%
  Institutional Shares .........       0 shs.        0%
Lindner Bulwark Fund
  Investor Shares ..............  46,771 shs.     0.50%
  Institutional Shares .........       0 shs.        0%
Lindner/Ryback Small-Cap Fund
  Investor Shares .............. 110,810 shs.     5.11%
  Institutional Shares .........       0 shs.        0%
Lindner International Fund
  Investor Shares ..............  13,327 shs.     6.49%
  Institutional Shares .........       0 shs.        0%
Lindner Government Money Market Fund
  Investor Shares .............. 363,196 shs.     0.90%

                        INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Ryback is controlled by three irrevocable trusts u/t/a dated October 14, 1992 (the "Valassis Trusts"), which as of December 31, 1996, held 77.5% of the voting securities of the Adviser. The Valassis Trusts are investment entities formed for the benefit of the members of the George Valassis family. Mr. Doug T. Valassis is a co-Trustee of the Valassis Trust and serves as the Chairman of the Board of Directors of the Adviser. The other co-Trustees of the Valassis Trust are Edward W. Elliott, Jr., and D. Craig Valassis. The officers of the Funds also serve as officers of the Adviser. See "Management of the Trust".

The Adviser is a Michigan corporation formed in 1992. Under the Trust's Advisory Agreement with the Adviser with respect to the Fund, the Adviser provides the Fund with investment advisory services in conformance with the stated policies of the Fund and is subject to the general supervision of the Trust's Board of Trustees. The Fund pays a fee to the Adviser that is computed daily and payable monthly, at an annual rate of 0.15% of the Fund's average net assets. The Adviser's business address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. The Adviser is registered as an investment adviser with the Securities and Exchange Commission and the State of Missouri. Ryback is also registered as a stock transfer agent with the Securities and Exchange Commission. As of December 31, 1996, the Adviser managed over $3.8 billion of assets.

Subadviser


The Adviser has entered into a Subadvisory Agreement with Star Bank, N.A. (the "Subadviser"), a national banking association. Under the Subadvisory Agreement, it is the responsibility of the Subadviser to make investment decisions for the Fund and to place the purchase and sale orders for the portfolio transactions of the Fund, subject to the supervision of the Adviser and the Board of Trustees of the Trust. As compensation for these services, the Adviser pays a fee to the Subadviser that is computed daily and payable monthly, at an annual rate of 0.10% of the first $250,000,000 of the Fund's average net assets and at an annual rate of 0.08% of the Fund's assets in excess of $250,000,000. The Subadviser is was founded in 1863 and is the largest bank and trust organization of StarBanc Corporation. Star Bank's expertise in trust administration, investments and estate planning ranks it among the most predominant trust institutions in Ohio, with assets of $30.2 billion as of December 31, 1996. Star Bank has managed commingled funds since 1957. As of December 31, 1996, Star Bank managed nine common trust funds, collective investment funds and mutual funds having a market value in excess of $2.0 billion. As a part of its regular banking operations, Star Bank may make loans to public companies. Thus, it may be possible from time to time for the Fund to hold or acquire securities of companies that are also borrowing clients of Star Bank. Both the Adviser and the Subadviser believe that any such relationship will not be a factor in the selection of portfolio securities four the Fund. The Subadviser's business address is 425 Walnut Street, Cincinnati, Ohio 45202.

Custodian

Star Bank, N.A., serves as custodian of all cash and domestic securities of all of the Series of the Trust, including the Fund, for which it is compensated under a separate agreement. Star Bank receives a monthly fee based on monthly average net assets of all Series of the Trust (including the Fund), equal to .00015 for the first $700,000,000, plus .000075 of the next $500,000,000, plus .00006 of the amount in excess of $3,000,000,000, which fee is allocated among all Series on the basis of their net asset values. Star Bank also receives compensation from the Fund for costs associated with clearing redemption drafts, and for its standard bank charges for processing lock box deposits, processing redemption drafts, and performing other banking services for the Fund.

Administrator

Ryback is the administrator of the Fund and as such it administers the Fund's corporate affairs, subject to the supervision of the Fund's Trustees and, in connection therewith, furnishes the Fund with office facilities, together with ordinary clerical and shareholder services. Ryback has authorized any of its directors, officers, and employees who have been elected as officers or Trustees of the Fund to serve in the capacities to which they have been elected. All services furnished to the Fund by Ryback may be furnished through the medium of any of its directors, officers, or employees. Ryback bears the salaries and expenses of all of its personnel providing services to the Fund and all expenses incurred by Ryback in connection with administering the ordinary course of the Fund's business, other than those assumed by the Fund. The Administrative Services Agreement between the Fund and Ryback provides for compensation to Ryback for its services as administrator of an amount equal on an annual basis to 0.20% of the Fund's average net assets.

Transfer Agent and Dividend Disbursing Agent

Under the Transfer Agency Agreement between the Trust and Ryback with respect to the Fund, Ryback Management maintains shareholder records and keeps such accounts, books, records, or other documents as the Fund is required to keep under federal or state laws. Ryback Management also acts as stock registrar, transfer agent and dividend disbursing agent, issues and redeems the Fund's shares, mails the Fund's prospectuses and proxy statements to the Fund's shareholders, and disburses dividend payments. For these services Ryback is paid a fee of $0.8333 per shareholder account per month, and this fee is paid monthly.

The Transfer Agency Agreement may be terminated by the Trust or Ryback upon 60 days' notice, and is also automatically terminated if it (1) is not approved by a majority of the Trust's Trustees and a majority of the Trust's disinterested Trustees upon its annual renewal date of the Agreement or (2) is assigned in whole or in part by Ryback. If the Transfer Agency Agreement is terminated for either of the foregoing reasons, the Trust's trustees will enter into a stock transfer and dividend disbursing agency agreement with an unrelated party upon such terms and conditions as can be obtained at that time.

Doug T. Valassis and Eric E. Ryback, Chairman and President, respectively, and Trustees of the Fund, presently serve as the Chairman and President, respectively, of Ryback.

Independent Auditors

Deloitte & Touche LLP, independent auditors, St. Louis, Missouri, provides regular audit services to the Funds. Regular audit services include, but are not limited to, audits of the annual financial statements of the Funds and consultations relating to accounting and financial reporting.


           PERFORMANCE AND COMPUTATION OF YIELD; DETERMINATION OF NET ASSET
                VALUE PER SHARE AND OF NET INVESTMENT INCOME; EXPENSES

From time to time, in advertisements or in reports to shareholders, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of the Fund may be compared to the Donoghue's Treasury Money Fund Average, which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of Government Money Market funds, or to the average yields reported by the Bank Rate Monitor for Government Money Market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance and yield of the Fund.

The Fund's yield is based on historical earnings and will fluctuate and should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of kind and quality of the instruments held in the Fund, Fund maturity, operating expenses, and market conditions. The fees which may be imposed by Institutions or other financial intermediaries on their customers for cash management and other services are not reflected in the Fund's calculations of yield.

Computation of Yield

The Fund's standard yield quotations as they appear in advertising and sales materials, and as disclosed in the Prospectus, are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a recent seven-day period and computed as follows: the Fund's average daily net investment income per share during the seven-day period is divided by the average daily price per share (expected to remain constant at $1.00) during the period. The result is then multiplied by 365 with the resulting annualized yield figure carried to the nearest one-hundredth of one percent. "Effective Yield" is computed in the same manner except that when annualized the income earned by the Fund is assumed to be reinvested, thus resulting in a higher return because of the compounding effect. The Fund's average daily net investment income for this purpose consists of accrued income on such Fund's investment securities, plus or minus amortized purchase discount or premium, less accrued expenses. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's investment securities are not included in the calculation. Any fee charged to all shareholder accounts, such as a fixed monthly shareholder service fee, will be included in the accrued expenses of the Fund (the Fund does not currently expect to charge such fees), and the average price per share of the Fund will include any changes in net asset value during the seven-day period.

Because the Fund values its Fund on an amortized cost basis, it does not believe that there is likely to be any material difference between net income for dividend and standardized yield quotation purposes.

The yield on the Fund will fluctuate daily as the income earned on the investments of the Fund changes at certain times. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The yield should not be compared to other open-end investment companies, or to bank time deposits and other debt securities which provide for a fixed yield for a given period of time and which may have a different method of computation.

Determination of Net Asset Value Per Share

As stated in the Prospectus, the net asset value of the Fund is determined as of the close of trading on the New York Stock Exchange ("Exchange"), usually 4:00 p.m., Eastern Time, on each business day, defined as days on which both the New York Stock Exchange and The Federal Reserve Bank are open for business. The New York Stock Exchange is closed on each of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day. For the purpose of determining the price at which shares of the Fund are issued and redeemed, the net asset value per share is calculated by: (a) valuing all securities and instruments of such Fund as set forth below; (b) deducting the Fund's liabilities, all of which are allocated to the separate Funds either directly, if applicable, or in such manner as the Trustees shall deem fair and equitable; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for the Fund.

The Fund values its investment securities based upon their amortized cost in accordance with Rule 2a-7 of the Securities and Exchange Commission under the Investment Company Act of 1940. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities.

Pursuant to Rule 2a-7, the Fund is required to maintain a dollar-weighted average Fund maturity of 90 days or less, to purchase securities having remaining maturities of 397 days or less only, to invest only in securities determined by the Trustees to present minimal credit risks and to invest only in securities which are "eligible securities" as defined in Rule 2a-7. A discussion of the manner in which the maturity of investment securities is determined is set forth under the caption "Investment Objective and Policies
- Determination of Maturity" in this Statement of Additional Information.

The Trustees have established procedures designated to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If the deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated.

In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective actions as they deem necessary and appropriate. These actions may include selling investment securities prior to maturity to realize capital gains or losses or to shorten the Fund's average maturity, withholding dividends, splitting, combining, or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

Determination of Net Investment Income

The Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Fund consists of (1) accrued interest income plus or minus amortized purchase discount or premium, (2) plus or minus all realized gains and losses on Fund assets, and
(3) minus accrued expenses allocated to that Fund. Expenses of the Fund are accrued each day. As the Fund's investment securities are normally valued at amortized cost, unrealized gains or losses on such securities based on their market values will not normally be recognized. However, should the net asset value deviate significantly from market value, the Trustees could decide to value the securities at market value and then unrealized gains and losses would be included in net investment income.

Expenses

Expenses for which the Fund is responsible and for which an accrual is made to the extent necessary include, for example: (a) the fees payable to Ryback Management Corporation, as the Fund's Adviser (which includes the fees payable by Ryback to Star Bank, N.A., as Subadviser), or expenses otherwise incurred by the Fund in connection with the management of the investment of the Fund's assets, (b) the fees and expenses of Star Bank, N.A., as the Fund's Custodian, (c) the administration fee payable to Ryback as the Fund's provider of shareholder administrative services, (d) the fees payable to Ryback as the Transfer and Dividend Disbursing Agent for the Fund, (e) a pro rata portion (based on the Fund's net assets in relation to the net assets of all other series of the Trust) of the fees and expenses of Trustees who are not affiliated with The Adviser, (f) a pro rata portion (based on the Fund's net assets in relation to the net assets of all other series of the Trust) of the expenses of the Fund's legal counsel and auditors, (g) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (h) all taxes and corporate fees payable by the Fund to governmental agencies, (i) the fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses and (j) expenses of an extraordinary nature which are not incurred in the ordinary course of the Fund's business.

The organizational expenses of the Fund will be advance paid by the Adviser, for which it will be reimbursed over a 60-month period following commencement of the Fund's operations, unless the Adviser elects at some future time to waive its rights to such reimbursement. If additional Series are added to the Fund, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.


                                  PURCHASE OF SHARES

Applications for the purchase of shares may be made to Lindner Government Money Market Fund, P.O. Box 11208, St. Louis, MO 63105. The Board of Trustees has established $2,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase, except in the case of dividend reinvestment. The Fund may elect to waive the minimums for custodial accounts. Purchase of shares will be made in full and fractional shares computed to two decimal places. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2,000 minimum required investment due to shareholder redemption. In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

The price per share, which is expected by management to remain constant at $1.00 per share, will be the net asset value next computed after the time the order is received in proper form and accepted by the Fund. See "Determination of Net Asset Value and Use of Amortized Cost Method of Valuation". The net asset value for a particular day is applicable to all orders for the purchase of shares received at or before the close of trading on the New York Stock Exchange ("Exchange") on that day (usually 4:00 p.m., Eastern time). Applications for purchase of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open. Generally, shares of the Fund will not be purchased on days when the Federal Reserve Banks are closed.

The Fund's transfer agent, Ryback, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares. Certificates representing Fund shares purchased will not be issued.

Purchase by Mail

To open an account by mail, simply complete an application and, together with a check made payable to Lindner Government Money Market Fund, mail to P.O. Box 11208, St. Louis, MO 63105. All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. The Custodian will charge a $15 fee against a shareholder's account for any payment check returned to the Custodian for insufficient funds, and the investor involved will be responsible for any loss incurred by the Fund. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. For example, if an individual previously tried to purchase shares with a bad check, or the proper social security number or taxpayer identification number is omitted, the Fund reserves the right not to accept future applications from that individual. Any accounts (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase applications does not constitute receipt by the Fund. Correspondence intended for overnight courier should not be sent to the Post Office Box address. Overnight courier delivery should be sent to Lindner Government Money Market Fund, 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105.

Purchase by Federal Wire Transfer

To purchase additional shares of the Fund by federal wire transfer, please send to:
                   Star Bank, N.A.
                   ABA # 042-000-013
                   Trust Funds,  Account # 485776660
                   Credit to Lindner Government Money Market Fund
                   [shareholder account number and the account name]

If a wire purchase is to be an initial purchase, please call the Fund (800) 995-7777 with the appropriate account information prior to sending the wire to insure proper credit. Monies received after the close of the New York Stock Exchange will be valued at the net asset value next determined by the Fund.

Shares of the Fund may be purchased or sold through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of the Fund are purchased in this way, the Processing Intermediary, rather than its customer, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus. Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Investors who do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase or sale of shares of the Fund may be made without a sales or redemption charge.

Automatic Investment Plan

An Automatic Investment Plan is available to a shareholder of the Fund who wishes to invest a specific amount of money on an automatic basis. A shareholder may authorize the Fund to automatically debit his or her bank account on a monthly or semi-monthly basis. Debits must be made in amounts of $100 or more and may be made once per month on the 15th or last business day of the month, or semi-monthly on both such days. If the 15th falls on a weekend or holiday, the account will be debited on the following business day. Shareholders may participate in the Automatic Investment Plan by signing a form provided on request. Requests to participate in the Automatic Investment plan and inquiries regarding the same should be made to Lindner Government Money Market Fund, P.O. Box 11208, St. Louis, Missouri 63105. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date.

Payroll Deduction

Many employers today provide for payroll deduction. This allows employees to direct a portion of their pay to the investment option of their choice via Automatic Clearing House (ACH) funds. ACH is a convenient wire service that is used by thousands of corporations and individuals. Lindner Investments will accept a shareholder's direct deposit in amounts of at least $100 for the purchase shares of the Fund. Shareholders who wish to use Payroll Deduction to invest need to obtain the proper instructions from the Fund. Request to participate in Payroll Deduction and inquiries regarding the same should be made to Lindner Government Money Market Fund, P.O. Box 11208, St. Louis, Missouri, 63105.


                        EXCHANGING AN INVESTMENT FROM THE FUND
                       TO ANOTHER SERIES OF LINDNER INVESTMENTS

General

Subject to any applicable minimum initial investment requirements, a shareholder may exchange shares of the Fund for Investor Shares of any other identically registered Series of the Lindner Investments family of funds. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner Investments is not suitable for that purpose. In addition, the shares being exchanged and the shares of each Fund being acquired must meet the minimum investment requirement, if any, of the Fund being acquired.

BY TELEPHONE: A shareholder may exchange shares by telephone if he or she has established telephone privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical. Before calling, a shareholder should read "Additional Information About Share Exchanges", below.

BY MAIL: A shareholder may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration; for example, if an owner's name is registered as David Lee Smith, he should sign as such, and not as David L. Smith.

Additional Information About Share Exchanges

(1) The shares of the Series of Lindner Investments being acquired must be qualified for sale in the shareholder's state of residence.

(2) Once a shareholder has made an exchange request by telephone or mail, it is irrevocable and may not be modified or canceled.

(3) For the purposes of processing exchanges, the value of the shares surrendered and the value of the shares acquired are the net asset values of such shares next computed after receipt of an exchange order.

(4) Shares may not be exchanged unless the shareholder has furnished the Trust with the correct tax identification number, certified as prescribed by the Internal Revenue Code and Regulations. (See "Withholding
Certification").

(5) An exchange of shares is, for federal income tax purposes, a sale of the shares, on which a shareholder may realize a taxable gain or loss.

(6) If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, the Fund will require evidence satisfactory to it of the authority of the individual signing the request.


                                 REDEMPTION OF SHARES

The Prospectus describes the requirements for effecting redemption by oral or written request, by systematic withdrawal, and by use of redemption drafts.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange is restricted, or an emergency exists as determined by the Securities and Exchange Commission or the Fund so that disposal of the Fund's investments or determination of the net asset values of the Fund is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders.


                                EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the federal Bank Holding Company Act of 1956, as amended, or any affiliate of such a bank holding company, from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a bank holding company or its affiliates from acting as an investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such an investment company as agent for and upon the order of their customers. The Fund's Subadviser, Star Bank, is subject to such laws and regulations.

Star Bank believes that it may perform the services of a Subadviser to the Fund without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state laws and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of laws and regulations, could prevent Star Bank from continuing to perform all or a part of the services provided to the Fund. In such event, changes in the operations of the Fund may occur, and the Board of Trustees of the Trust would then consider alternative arrangements with a subadviser and other means of continuing available investment services.


                                 CERTAIN OTHER MATTERS

Liability of Trustees and Others

The Declaration of Trust provides that the Trustees, officers, employees, and agents of the Fund will not be liable to the Fund or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Description of Series and Shares

The Declaration of Trust provides that the Fund shall be comprised of separate series of shares ("Series"). The proceeds of sale of each Series will be invested in separate portfolios of securities. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without changing the proportion of beneficial interests in the Series.

All shares have equal voting rights, except that only shares of a particular Series are entitled to vote on matters concerning only that Series. Each issued and outstanding share is entitled to one vote, to participate equally in dividends and distributions declared by the respective Series, and, upon liquidation or dissolution, to share in the net assets of such Series remaining after satisfaction of outstanding liabilities. In the event a Series should be unable to meet its obligations, the remaining Series would assume the unsatisfied obligations of that Series. All shares issued and outstanding are fully paid and nonassessable by the Fund. The Fund is not required to issue share certificates.

The shares of each Series have no preference, preemptive, conversion or similar rights. In the event the Trustees create one or more additional Series, shareholders may be given the right to exchange shares of the Fund for shares of such other Series.

Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted by the provisions of that Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by the matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of the class. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class of shares only if approved by a majority of the outstanding voting securities of such class. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to class.

As permitted by Massachusetts law, the Trustees may determine not to hold shareholders meetings for the election of Trustees, subject, however, to the requirement that a special meeting of shareholders be called for the purpose of electing Trustees within 60 days if at any time less than a majority of the current Trustees have been elected by shareholders of the Fund. Because shares do not have cumulative voting rights, 50% of the voting shares can, if they choose, elect all Trustees being selected while the holders of the remaining shares would be unable to elect any Trustees. The Trustees will call a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if shareholders of record of 10% or more of the Fund's outstanding shares make a written request so to do. Any 10 or more shareholders who have been shareholders for more than 6 months and who hold in the aggregate the lesser of 1% of the outstanding shares or shares with a net asset value of $25,000 may advise the Trustees that they wish to communicate with other shareholders for the purpose of obtaining signatures requesting Trustees to call such a meeting. The Trustees must thereupon afford access to the list of Fund shareholders or offer to mail such solicitations at the shareholder's cost. If a majority of the Trustees object to the contents of the solicitation, the Trustees may request a determination of the Securities and Exchange Commission as to the obligation to mail such material.

Any change in the Declaration of Trust, the Advisory Agreement, the Administrative Services Agreement or the Transfer Agency Agreement, if it has the effect of increasing costs, or in the fundamental investment restrictions of the Fund must be approved by a majority of the shareholders before it can become effective. A "majority" means the vote of the lesser of (1) 67% of the shares of the Fund or the applicable Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

On July 1, 1996, the shareholders of the Fund unanimously ratified and approved the Administrative Services Agreement, the Advisory Agreement, the Subadvisory Agreement and the Transfer Agency Agreement.

Counsel

The legality of the shares offered by the Fund has been passed upon by Dykema Gossett PLLC, Detroit, Michigan, counsel to the Trust.

Registration Statement

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement, including items omitted therefrom and from the Prospectus, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

Statements contained in the Prospectus and herein as to the contents of any contact or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

The following unaudited financial statements of the Fund, as of and for the period from commencement of operations (July 6, 1996) through December 31, 1996, are contained in this Statement of Additional Information:

                                                             Page
Statement of Assets and Liabilities (unaudited)
  as of December 31, 1996                                    B-23
Statement of Operations (unaudited) for the period
  ended December 31, 1996                                    B-24
Statement of Changes in Net Assets (unaudited)
  for the period ended December 31, 1996                     B-24
Schedule of Investments (unaudited) as of
  December 31, 1996                                          B-25
Notes to Financial Statements (unaudited)                    B-27

                         LINDNER GOVERNMENT MONEY MARKET FUND

                          Statement of Assets and Liabilities
                                   December 31, 1996
                                      (unaudited)

ASSETS
Investment securities, at cost                      $  42,227,750
Cash                                                      299,925
Interest receivable                                       309,321
Unamortized organizational expense (Note 4)                21,859
Other assets                                                3,841
                                                       ----------
     Total assets                                      42,862,696
                                                       ----------
LIABILITIES
Accounts payable and other liabilities:
   Fund shares redeemed                                 2,169,112
   Dividends                                               88,580
   Organizational expenses                                 22,779
   Administrator fee                                        6,890
   Management fee                                           5,168
   Other                                                  13, 586
                                                       ----------
  Total liabilities                                     2,306,115
                                                       ----------
NET ASSETS                                         $   40,556,581
                                                       ==========
Net assets consist of:
   Paid-in capital                                 $   40,556,581
                                                       ----------

Net Assets Applicable to Outstanding Shares        $   40,556,581
                                                       ==========

Shares of Beneficial interest, $1.00 par value--
   Unlimited shares authorized; Outstanding            40,556,581 shs.

Net Asset Value Per Share                                $   1.00
                                                             ====

See Notes to Financial Statements (unaudited)

                         LINDNER GOVERNMENT MONEY MARKET FUND

                                Statement of Operations
                       For the period ended December 31, 1996(1)
                                      (unaudited)

Investment Income
   Interest                                  $    941,304
                                                 --------

Expenses
   Administrator fees (Note 3)                     34,454
   Management fees (Note 3)                        25,841
   Registration and regulatory fees                 9,597
   Transfer agent fees (Note 3)                     3,552
   Organizational expense (Note 4)                  1,840
   Custodian expense                                  791
   Other expenses                                   2,096
                                                  -------
        Total expenses                             78,171
           Less: fees paid indirectly (Note 7)       (130)
                                                  -------
        Net expenses                               78,041
                                                  -------
Net Investment Income                        $    863,263
                                                  =======


                          Statement of Changes in Net Assets
                       For the period ended December 31, 1996(1)
                                      (unaudited)


Increase in net assets:
   Net investment income                     $    863,263
                                                  -------

Distributions to shareholders:
   From net investment income                    (863,263)
                                                  -------

Fund share transactions:
   Net increase in net assets resulting
     from fund share transactions (Note 2)     40,556,581
                                               ----------
Net assets:
   Total increase                              40,556,581
   Net assets at the Beginning of the Period            0
                                               ----------
   Net assets at the End of the Period    $    40,556,581
                                               ==========
---------
(1) Operations commenced on July 6, 1996



See Notes to Financial Statements (unaudited)

                         LINDNER GOVERNMENT MONEY MARKET FUND

                                Schedule of Investments
                                   December 31, 1996
                                      (unaudited)

Name of Issuer and Title of Issue*     Face Amount     Value (Note 1)
---------------------------------      -----------     --------------
U.S. Government Agency Securities (80.12%):
  FFCB floating rate, 4/1/97            $1,000,000       $   999,996
  FFCB, 5.93%, 7/1/97                      750,000           750,122
  FFCB, 11.90%, 11/20/97                 1,750,000         1,835,519
  FFCB, floating rate, 11/26/97          1,000,000           999,716
  FHLB, discount note, 1/3/97            1,000,000           999,697
  FHLB, discount note, 1/9/97            1,000,000           988,839
  FHLB, discount note, 1/16/97           1,000,000           997,754
  FHLB, 4.52%, 2/7/97                    1,000,000           998,712
  FHLB, 6.85%, 2/25/97                     435,000           435,721
  FHLB, 7.65%, 3/25/97                   1,070,000         1,074,447
  FHLB, discount note, 4/10/97             250,000           246,191
  FHLB, floating rate, 4/10/97           1,000,000         1,000,988
  FHLB, 6.52%, 4/24/97                      25,000            25,071
  FHLB, 6.65%, 5/19/97                      60,000            60,274
  FHLB, 5.935%, 6/6/97                      50,000            50,072
  FHLB, 5.84%, 9/8/97                       25,000            25,034
  FHLB, 5.37%, 9/22/97                      35,000            34,929
  FHLB, 5.87%, 10/3/97                   1,000,000         1,002,622
  FHLB, 5.36%, 12/15/97                    100,000            99,725
  FHLB, 7.89%, 12/23/97                     50,000            51,024
  FHLMC, discount note, 1/2/97           6,500,000         6,498,971
  FHLMC, 8.2%, 1/16/98                     500,000           500,469
  FNMA, discount note, 1/9/97            1,000,000           995,936
  FNMA, 7.68%, 1/27/97                     150,000           150,197
  FNMA, 6.75%, 4/22/97                     100,000           100,234
  FNMA, floating rate, 4/25/97           1,000,000         1,000,000
  FNMA, medium term, 5/20/97             1,000,000           978,457
  FNMA, 5.47%, 6/20/97                   1,750,000         1,749,775
  FNMA, 8.8%, 7/25/97                       30,000            30,474
  FNMA, 5.53%, 8/1/97                    1,000,000           999,600
  FNMA, floating rate, 9/2/97            1,000,000           999,340
  FNMA, 9.55%, 9/10/97                     500,000           512,969
  FNMA, 5.79%, 11/14/97                    100,000            99,828
  FNMA, 7.51%, 11/14/97                     40,000            40,536
  FNMA, 6.05%, 11/10/97                    155,000           155,493
  FNMA, 6.45%, 12/8/97                      95,000            95,638
  SLMA, floating rate, 1/23/97           1,000,000         1,000,140
  SLMA, 5.28657%, 2/14/97                  150,000           150,042
  SLMA, floating rate, 4/21/97             500,000           500,637
  SLMA, floating rate, 10/1/97           1,000,000           999,673
  SLMA, floating rate, 11/20/97            800,000           800,624
  TVA, 6.00%, 1/15/97                    1,450,000         1,450,264
                                                          ----------
     U.S. Government Agency Securities                   $32,495,750
                                                          ----------

Temporary Cash Investments (24.00%):
  Repurchase Agreements, collateralized by U.S.
    Government Agency Obligations)--
      Donaldson Lufkin & Jenerette
      Corporation, dated 12/31/96,
      6.77%, due 1/2/97                  9,732,000         9,732,000
                                                         -----------
Total Investments (cost $42,227,750) (104.12%)           $42,227,750
Excess of Other Liabilities over Assets (-4.12%)          (1,671,170)
                                                          ----------
Net Assets (100.00%)                                     $40,556,581
                                                          ==========

*  FFCB = Federal Farm Credit Bank
   FHLB = Federal Home Loan Banks
   FHLMC = Federal Home Loan Mortgage Corporation
   FNMA = Federal National Mortgage Association
   SLMA = Student Loan Marketing Association
   TVA = Tennessee Valley Authority


See Notes to Financial Statements (unaudited)

                         LINDNER GOVERNMENT MONEY MARKET FUND
                             Notes to Financial Statements
                                      (unaudited)

1.        Organization and Significant Accounting Policies

          Lindner Investments, a Massachusetts business trust (the "Funds"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Lindner Government Money Market Fund (the "Fund") is a separate series of Lindner Investments which invests primarily in United States government obligations. The Fund began operations on July 6, 1996. The Fund's investment objective is to achieve a high level of current income consistent with preservation of capital and liquidity by investing ina portfolio of high-quality, short-term "Government Money Market" instruments. The Fund's investment adviser is Ryback Management Corporation (the "Adviser").

          The following is a summary of significant accounting policies followed by the Fund.

          Investment Valuation

          Investment securities are valued using either the amortized cost method, whereby investments purchased at discount or premium are valued by amortizing the difference between the original purchase cost and maturity value of the issue over the period to maturity, or at original cost. Both methods approximate current value.

          Investment Transactions

          Investment transactions are accounted for on the date purchased or sold. Realized gains and losses (if any) on investments are determined on a first-in, first-out cost basis, which is the same basis used for federal income tax purposes.

          Investment Income

          Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

          Repurchase Agreements

          Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Funds behalf by their custodian under a book-entry system. The Fund monitors the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the repurchase agreement.

          Income Taxes

          It is the policy of the Fund to distribute all taxable income to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

          Distributions to Shareholders

          The Fund's dividends are declared daily from the total of net investment income on portfolio securities, and distributed monthly. Income distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in the recognition of income and expense items for financial statement and tax purposes.

          Use of Management Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires that management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

2.        Organizational Expense

          The Fund had expenses in connection with the organization and registration of the Fund which are being amortized and reimbursed to the Adviser on a straight line basis over a period of five years of $23,699. Accumulated amortization and organizational expense of these costs for the period ended December 31, 1996, was $1,840.

3.        Fees and Other Transactions with Affiliates

          The management fee from the Fund is payable monthly to the Adviser at the annual percentage rate of 0.15% of daily net asset values averaged monthly (before reimbursement of expenses to the Fund, if any) of the Fund.

          As administrator, Ryback Management administers the Fund's corporate affairs, subject to the supervision of the Fund's trustees and, in connection therewith, furnishes the Fund with office facilities, together with ordinary clerical and shareholder services. The administrator fee from the fund is payable monthly to Ryback Management at the annual percentage rate of 0.20% of daily net asset values averaged monthly of the Fund.

          Annual operating and management expenses for the fund, excluding taxes and interest, may not exceed the most stringent limitation imposed by state law on expense limitations in a state in which the Funds' shares are qualified for sale. Additionally, the Adviser has voluntarily agreed to waive its administrative service fee to the extent necessary to cause the Fund's annual total operating expenses to be not more than 0.50% of the Fund's average net assets during the year. As of December 31, 1996, such a fee waiver was not elected.

          Ryback Management Corporation, acting as stock transfer agent and dividend disbursing agent for the Funds, is compensated at a rate of $0.83 per shareholder account per month. During the period ended December 31, 1996, transfer agent fees of $3,516 were paid to Ryback Management Corporation by the Fund.

          Certain officers and directors of the Fund are affiliates of Ryback Management Corporation.

4.        Expense Offset Arrangements

          The Funds have an arrangement whereby custodian expenses are reduced by maintaining a compensating balance with the custodian. The Funds could have invested the assets used by the custodian in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement. In the Statements of Operations and expense ratio in the Financial Highlights, total expenses include the expense which had been offset. For the period ended December 31, 1996, expenses have been increased for financial statement presentation by $130.

5.        Transactions of fund shares were as follows:

                                 Period Ended December 31, 1996
                                      Shares         Amount
                                  -----------    ------------
          Sold                    153,571,537    $153,571,537
          Dividend reinvested         346,005         346,005
          Redeemed               (113,360,960)   (113,360,960)
                                  -----------     -----------
          Net increase             40,556,581    $ 40,556,581
                                  ===========     ===========


          At December 31, 1996, the Lindner Government Money Market Fund reported a 7-day net yield of 5.11% and a 30-day net yield of 5.07%. This performance placed the Lindner Government Money Market Fund in the top ten percent of approximately 115 funds with similar investment parameters, as reported in the IBC Money Fund Report, ranking fifth in 7-day net yield and sixth in 30-day net yield.

          The portfolio of the Lindner Government Money Market Fund consists of bonds issued by agencies of the U.S. government and repurchase agreements backed by such securities. Although the Fund is conservatively managed to provide adequate liquidity and safety for shareholders, the Fund's managers seek out opportunities to maximize the return on the Fund. For instance, care is taken to purchase securities for the Fund which are advantageously priced. Each security under consideration for purchase by the Fund are subject to in-depth analysis, both on the merits of the individual security and on the potential impact on the portfolio as a whole. The portfolio is constructed with a "laddering" of maturities in mind, in order to provide both a constant stream of liquidity and to take advantage of higher yields at longer maturities. Also, the Fund uses securities on which the coupon rate periodically resets in order to insulate the Fund from dramatic changes in interest rates.

                                  PART C
                             OTHER INFORMATION

Item 24.  Financial Statement and Exhibits.

(a)       Financial Statements:

          (1) Financial Highlights for the period from July 6, 1996, through December 31, 1996: See "Financial Highlights" in the Prospectus.
          (2) Statement of Assets and Liabilities (unaudited) as of December 31, 1996: See "Financial Statements" in Part B.
          (3) Statement of Operations (unaudited) for the period ended December 31, 1996: See "Financial Statements" in Part B.
          (4) Statement of Changes in Net Assets (unaudited) for the period ended December 31, 1996: See "Financial Statements" in Part B.
          (5)      Schedule of Investments (unaudited) as of December 31, 1996:
                   See "Financial Statements" in Part B.
          (6) Notes to Financial Statements (unaudited): See "Financial Statements" in Part B.

(b)       Exhibits:
          (1) Declaration of Trust, dated July 19, 1993 (previously filed as Exhibit 1 to Post-Effective Amendment No. 7 and incorporated herein by reference)
          (2) Bylaws (previously filed as Exhibit 2 to Post-Effective Amendment No. 7 and incorporated herein by reference)
          (3)      None
          (4) Certificate of Designation of Series and Classes of Shares (previously filed as Exhibit 4 to Post-Effective Amendment No. 8 and incorporated herein by reference)
          (5) (a) Advisory and Service Contract, dated as of September 23, 1993, between the Registrant and Ryback Management Corporation relating to the Lindner Utility Fund and the Lindner/Ryback Small-Cap Fund (previously filed as Exhibit 5(a) to Post-Effective Amendment No. 7 and incorporated herein by reference)
                   (b) Advisory and Service Contract, dated as of September 23, 1993, between the Registrant and Ryback Management Corporation relating to the Lindner Bulwark Fund (previously filed as Exhibit 5(b) to Post-Effective Amendment No. 7 and incorporated herein by reference)
                   (c) Advisory and Service Contract, dated as of December 29, 1994, between the Registrant and Ryback Management Corporation relating to the Lindner International Fund (previously filed as Exhibit 5(c) to Post-Effective Amendment No. 7 and incorporated herein by reference)
                   (d) Advisory and Service Contract, effective as of June 28, 1995, between the Registrant and Ryback Management Corporation relating to the Lindner Dividend Fund (previously filed as Exhibit 5(d) to Post-Effective Amendment No. 7 and incorporated herein by reference)
                   (e) Advisory and Service Contract, effective as of June 28, 1995, between the Registrant and Ryback Management Corporation relating to the Lindner Growth Fund (previously filed as Exhibit 5(e) to Post-Effective Amendment No. 7 and incorporated herein by reference)
                   (f) Advisory Agreement, dated as of May 20, 1996, between the Registrant and Ryback Management Corporation, relating to the Lindner Government Money Market Fund (previously filed as Exhibit 5(f) to Post-Effective Amendment No. 11 and incorporated herein by reference)
                   (g) Subadvisory Agreement, dated as of May 20, 1996, between Ryback Management Corporation and Star Bank, N.A., relating to the Lindner Government Money Market Fund (previously filed as Exhibit 5(g) to Post-Effective Amendment No. 11 and incorporated herein by reference)
          (6)      None
          (7)      None
          (8) (a) Custody Agreement between the Registrant and Star Bank, N.A., dated December 7, 1994 (previously filed as Exhibit 8(a) to Post-Effective Amendment No. 7 and incorporated herein by reference)
                   (b) Global Custody Agreement between the Registrant and Chase Manhattan Bank, N.A., dated September 28, 1993 (previously filed as Exhibit 8(b) to Post-Effective Amendment No. 7 and incorporated herein by reference)
          (9) (a) Agency Agreement, dated September 23, 1993, between the Registrant and Ryback Management Corporation, as amended on August 18, 1994 (previously filed as Exhibit 9 to Post-Effective Amendment No. 7 and incorporated herein by reference)
                   (b) Second Amendment to Agency Agreement, dated as of September 26, 1996, between the Registrant and Ryback Management Corporation (previously filed as Exhibit 9(b) to Post-Effective Amendment No. 12 and incorporated herein by reference)
                   (c) Transfer Agency Agreement, dated as of May 20, 1996, between the Registrant and Ryback Management Corporation, relating to the Lindner Government Money Market Fund (previously filed as Exhibit 9(c) to Post-Effective Amendment No. 11 and incorporated herein by reference)
                   (d) Administrative Services Agreement, dated as of May 20, 1996, between the Registrant and Ryback Management Corporation, relating to the Lindner Government Money Market Fund (previously filed as Exhibit 9(d) to Post-Effective Amendment No. 11 and incorporated herein by reference)
          (10) Opinion of Dykema Gossett PLLC, counsel for the Registrant, including consent (previously filed as Exhibit 10 to Post-Effective Amendment No. 11 and incorporated herein by reference)
          (11)     None
          (12)     None
          (13) (a) Purchase Agreements, dated as of February 1, 1996, between the Registrant and the initial holders of Institutional Shares of each Series of the Registrant (previously filed as Exhibit 13 to Post-Effective Amendment No. 8 and incorporated herein by reference)
                   (b) Purchase Agreement, dated as of May 15, 1996, between the Registrant and the initial holders of shares of Lindner Government Money Market Fund (previously filed as Exhibit 13(b) to Post-Effective Amendment No. 11 and incorporated herein by reference)
          (14)     None
          (15) Distribution and Service Plan pursuant to Rule 12b-1 (previously filed as Exhibit 15 to Post-Effective Amendment No. 8 and incorporated herein by reference)
          (16)     None
          (17) Financial Data Schedules for Lindner Government Money Market Fund (EDGAR filing only)(filed herewith)
          (18) Lindner Investments Rule 18f-3 Dual-Class Plan (previously filed as Exhibit 18 to Post-Effective Amendment No. 8 and incorporated herein by reference)

Item 25.  Persons Controlled by or Under Common Control with Registrant.

          Not applicable.

Item 26.  Number of Holders of Securities.

          The following table sets forth information as to all record holders of Registrant's securities as of December 31, 1996:

                                               Number of
       Title of Class                        Record Holders
      --------------                        --------------
Lindner Dividend Fund, shares of beneficial interest,
par value $0.01 per share--
  Investor Shares                                   75,868
  Institutional Shares                                   6
Lindner Growth Fund, shares of beneficial interest,
par value $0.01 per share--
  Investor Shares                                   51,778
  Institutional Shares                                   4
Lindner Utility Fund, shares of beneficial interest,
par value $0.01 per share--
  Investor Shares                                    1,982
  Institutional Shares                                   3
Lindner Bulwark Fund, shares of beneficial interest
par value $0.01 per share--
  Investor Shares                                    2,578
  Institutional Shares                                   8
Lindner/Ryback Small-Cap Fund, shares of beneficial interest, par value $0.01 per share--
  Investor Shares                                      676
  Institutional Shares                                   3
Lindner International Fund, shares of beneficial interest, par value $0.01 per share--
  Investor Shares                                      201
  Institutional Shares                                   3
Lindner Government Money Market Fund, shares of beneficial
interest, par value $0.01 per share--                1,016

Item 27.  Indemnification.

          The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

          The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement hereof.

          No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

          The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a persons; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

          Article XIV of the Registrants Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

          This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

Item 28.  Business and Other Connections with Investment Advisor.

          Information concerning the business, profession, vocation, or employment of a substantial nature during the past two fiscal years of each officer and director of the Adviser that also serves as an officer and/or director of the Registrant (i.e., Messrs. Eric E. Ryback, Robert A. Lange, Brian L. Blomquist, Lawrence G. Callahan, and Doug T. Valassis) is set forth in Part B of this Registration Statement under the heading "Management of the Trust." The following chart summarizes the business, profession, vocation, or employment of a substantial nature in which each other officer and director of the Adviser is or has been engaged at any time during the past two fiscal years:

                        Position         Business, Profession,
Name                    with Adviser     Vocation, or Employment
----                    ------------     -----------------------
D. Craig Valassis       Director         Executive Vice President of
                                         Franklin Enterprises, Inc.,
                                         a private investment firm
                                         located at 1400 N. Woodward Ave.
                                         Suite 270
                                         Bloomfield Hills, MI  48304

Robert Miller           Director         Vice President and Controller
                                         of Franklin Enterprises, Inc.


Item 29.  Principal Underwriters.

          Not applicable.

Item 30.  Location of Accounts and Records.

          All accounts and records required to be maintained by the Registrant are maintained by the transfer agent, Ryback Management Corporation, 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

Item 31.  Management Services.

          There are no management-related service contracts not discussed in Part A or Part B of this Registration Statement.

Item 32.  Undertakings.

          Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders for the Lindner Government Money Market Fund, upon request and without charge.

          Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees if requested to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant will stand ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the Investment Company Act of 1940.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clayton, and State of Missouri, on the 10th day of February, 1997.

                                   LINDNER INVESTMENTS


                                   By:/S/ ERIC E. RYBACK
                                      Eric E. Ryback, President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities indicated on February 10, 1997.


         *                 Chairman and Trustee
Doug T. Valassis

/S/ ERIC E. RYBACK         President and Trustee
Eric E. Ryback             (Principal Executive Officer)


/S/ BRIAN L. BLOMQUIST     Vice President- Operations, Secretary
Brian L. Blomquist         and Treasurer
                           (Principal Financial and Accounting Officer)

         *                 Trustee
Robert L. Byman

         *                 Trustee
Terence P. Fitzgerald

         *                 Trustee
Marc P. Hartstein

         *                 Trustee
Peter S. Horos

         *                 Trustee
Donald J. Murphy

         *                 Trustee
Dennis P. Nash

*Executed on behalf of the indicated person by the undersigned, pursuant to power of attorney previously filed and incorporated herein by reference.

By:/S/ ERIC E. RYBACK
       Eric E. Ryback, Attorney-in-fact

                                     EXHIBIT INDEX

Exhibit
-------
(27)  Financial Data Schedule for Lindner Government Money
      Market Fund (EDGAR filing only)